EXHIBIT 99.1



                                                        Monthly Operating Report

     CASE NAME: Avado Brands, Inc.                      ACCRUAL BASIS

     CASE NUMBER: 04-31555                              rwd, 11/04

     JUDGE: Felsenthal



                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                   DIVISION 6

                            MONTHLY OPERATING REPORT

                           MONTH ENDING: November 21, 2004


     IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY) IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


     RESPONSIBLE PARTY:


        /s/Timothy R. Ligon                            VP and Controller
        -------------------------------------------    --------------------
        ORIGINAL  SIGNATURE  OF  RESPONSIBLE  PARTY    TITLE



        Timothy R. Ligon                               December 16, 2004
        -------------------------------------------    --------------------
        PRINTED NAME OF RESPONSIBLE PARTY              DATE


     PREPARER:


        /s/Steve Reinsch                               Assistant Controller
        -------------------------------------------    --------------------
        ORIGINAL  SIGNATURE  OF  PREPARER              TITLE



        Steve Reinsch                                  December 16, 2004
        -------------------------------------------    --------------------
        PRINTED NAME OF PREPARER                       DATE

                                                        Monthly Operating Report

     CASE NAME: Avado Brands, Inc.                      ACCRUAL BASIS-1

     CASE NUMBER: 04-31555                              rwd, 11/04


                                                        See Attached Schedule
COMPARATIVE BALANCE SHEET

-------------------------------------------------------------------------------
                                SCHEDULE       MONTH        MONTH        MONTH
ASSETS                           AMOUNT
-------------------------------------------------------------------------------
1. UNRESTRICTED CASH
-------------------------------------------------------------------------------
2. RESTRICTED CASH
-------------------------------------------------------------------------------
3. TOTAL  CASH                   #VALUE!      #VALUE!      #VALUE!        $0
-------------------------------------------------------------------------------
4. ACCOUNTS RECEIVABLE (NET)
-------------------------------------------------------------------------------
5. INVENTORY
-------------------------------------------------------------------------------
6. NOTES RECEIVABLE
-------------------------------------------------------------------------------
7. PREPAID EXPENSES
-------------------------------------------------------------------------------
8. OTHER (ATTACH LIST)
-------------------------------------------------------------------------------
9. TOTAL  CURRENT  ASSETS        #VALUE!      #VALUE!      #VALUE!        $0
-------------------------------------------------------------------------------
10. PROPERTY, PLANT & EQUIPMENT
-------------------------------------------------------------------------------
11. LESS: ACCUMULATED
    DEPRECIATION / DEPLETION
-------------------------------------------------------------------------------
12. NET PROPERTY, PLANT &
        EQUIPMENT                #VALUE!      #VALUE!      #VALUE!        $0
-------------------------------------------------------------------------------
13. DUE FROM INSIDERS
-------------------------------------------------------------------------------
14. OTHER ASSETS - NET OF
    AMORTIZATION (ATTACH LIST)
-------------------------------------------------------------------------------
15. OTHER (ATTACH LIST)
-------------------------------------------------------------------------------
16. TOTAL ASSETS                 #VALUE!      #VALUE!      #VALUE!        $0
-------------------------------------------------------------------------------

POSTPETITION  LIABILITIES
-------------------------------------------------------------------------------
17. ACCOUNTS PAYABLE
-------------------------------------------------------------------------------
18. TAXES PAYABLE
-------------------------------------------------------------------------------
19. NOTES PAYABLE
-------------------------------------------------------------------------------
20. PROFESSIONAL FEES
-------------------------------------------------------------------------------
21. SECURED DEBT
-------------------------------------------------------------------------------
22. OTHER (ATTACH LIST)
-------------------------------------------------------------------------------
23. TOTAL POSTPETITION
        LIABILITIES                              $0           $0          $0
-------------------------------------------------------------------------------

PREPETITION  LIABILITIES
-------------------------------------------------------------------------------
24. SECURED DEBT
-------------------------------------------------------------------------------
25. PRIORITY DEBT
-------------------------------------------------------------------------------
26. UNSECURED DEBT
-------------------------------------------------------------------------------
27. OTHER (ATTACH LIST)
-------------------------------------------------------------------------------
28. TOTAL  PREPETITION
    LIABILITIES                    $0            $0           $0          $0
-------------------------------------------------------------------------------
29. TOTAL LIABILITIES              $0            $0           $0          $0
-------------------------------------------------------------------------------

EQUITY
-------------------------------------------------------------------------------
30. PREPETITION OWNERS' EQUITY
-------------------------------------------------------------------------------
31. POSTPETITION CUMULATIVE
    PROFIT OR (LOSS)
-------------------------------------------------------------------------------
32. DIRECT CHARGES TO EQUITY
    (ATTACH EXPLANATION)
-------------------------------------------------------------------------------
33. TOTAL  EQUITY                  $0            $0           $0          $0
-------------------------------------------------------------------------------
34. TOTAL LIABILITIES &
    OWNERS'  EQUITY                $0            $0           $0          $0
-------------------------------------------------------------------------------

Avado Brands, Inc.
Consolidating Balance Sheet
As of November 21, 2004

(Amounts in Thousands)
                                        Don                                                Total
                                      Pablo's       Hops      Corporate     Eliminate      Avado
----------------------------------------------------------------------------------------------------
ASSETS
CURRENT ASSETS:
   Cash & Cash Equivalents        $    (75.1)      (457.9)      2,100.4             -       1,567.4
   Restricted Cash                         -            -      18,304.2             -      18,304.2
   Short Term Investments                  -            -             -             -             -
----------------------------------------------------------------------------------------------------
     Total Cash and Cash Equivalents   (75.1)      (457.9)     20,404.6             -      19,871.6

   Accounts Receivable               2,328.3        692.3       1,047.0             -       4,067.6
   Inventories                       2,324.2      1,160.8          13.2             -       3,498.2
   Prepaid Expenses                  1,292.4        711.4       1,570.9             -       3,574.7
   Other Current Assets                    -            -         513.1             -         513.1
   Assets Held for Sale                256.8        864.5         806.1             -       1,927.4
----------------------------------------------------------------------------------------------------
     Total Current Assets            6,126.6      2,971.1      24,354.9             -      33,452.6

PREMISES AND EQUIPMENT:
   Land                              9,006.4      1,609.2         227.8             -      10,843.4
   Buildings - Owned                17,175.0      2,994.6       7,496.5             -      27,666.1
   Buildings Under Ground Lease     82,174.9     24,859.9             -             -     107,034.8
   Leasehold Improvements            2,035.0      2,728.8             -             -       4,763.8
   Furniture & Equipment            50,338.5     15,203.1       3,755.2             -      69,296.8
   Building Under Capital Lease      3,855.0        780.0             -             -       4,635.0
   Asset Revaluation                       -            -             -             -             -
   Construction in Progress            163.8         76.7             -             -         240.5
----------------------------------------------------------------------------------------------------
     Total Premises & Equipment    164,748.6     48,252.3      11,479.5             -     224,480.4

Less: Accumulated Depreciation
      and Amortization             (71,727.6)   (12,950.5)     (6,823.5)            -     (91,501.6)
----------------------------------------------------------------------------------------------------
     Premises and Equipment, Net    93,021.0     35,301.8       4,656.0                   132,978.8

Goodwill
Goodwill Allocation                 67,739.0     (7,335.0)            -     (60,404.0)            -
   Less: Accumulated Amortization          -            -             -             -             -
----------------------------------------------------------------------------------------------------
     Goodwill, Net                  67,739.0     (7,335.0)            -     (60,404.0)            -

Notes Receivable                           -            -             -             -             -
Def. Loan/Lease Costs, Net                 -            -       5,427.2             -       5,427.2
Prepaid Rent/Int.-SLB, Net           9,122.1      7,780.1             -             -      16,902.2
Deferred Income Tax Benefit                -            -      11,620.0             -      11,620.0
Other Assets, Net                    1,868.3      1,006.3       1,090.8             -       3,965.4
----------------------------------------------------------------------------------------------------
Total Assets                      $177,877.0     39,724.3      47,148.9     (60,404.0)    204,346.2
====================================================================================================

LIABILITIES AND S/H EQUITY (DEFICIT)
LIABILITIES NOT SUBJECT TO COMPROMISE

CURRENT LIABILITIES:

ACCOUNTS PAYABLE:
   Bank Overdrafts                $        -            -       2,248.1              -      2,248.1
   Accounts Payable                  1,676.6        727.7       5,500.7              -      7,905.0
   Accounts Payable - Related       (5,914.8)    44,843.9      12,157.1      (51,086.7)         (.5)
   Intercompany Allocation         105,672.9     46,425.9      20,643.2     (172,742.0)           -
----------------------------------------------------------------------------------------------------
     Total Accounts Payable        101,434.7     91,997.5      40,549.1     (223,828.7)    10,152.6

ACCRUED LIABILITIES:
   Payroll                           3,875.2        968.7         244.2              -      5,088.1
   Bonuses                             525.0        202.2          76.5              -        803.7
   Benefits and Taxes                  390.3        117.1         978.5              -      1,485.9
   Rents                             2,012.6      1,831.0             -              -      3,843.6
   Interest                                -            -       1,222.3              -      1,222.3
   Insurance                               -            -       5,733.3              -      5,733.3
   Property Taxes                    1,179.9        330.1             -              -      1,510.0
   Sales Tax Payable                 1,728.2        629.1          13.6              -      2,370.9
   Other                             1,194.4      1,239.8       1,520.9              -      3,955.1
----------------------------------------------------------------------------------------------------
     Total Accrued Liabilities      10,905.6      5,318.0       9,789.3              -     26,012.9

Current Installments of
  Long-Term Debt                           -            -      38,252.3              -     38,252.3
Income Tax                                 -            -          44.8              -         44.8
----------------------------------------------------------------------------------------------------
     Total Current Liabilities     112,340.3     97,315.5      88,635.5     (223,828.7)    74,462.6

Long-Term Debt                             -            -             -              -            -
Capital Lease Obligation                   -            -             -              -            -
Other Long-Term Liabilities                -        641.0             -              -        641.0
----------------------------------------------------------------------------------------------------
     Total Liabilities not
       Subject to Compromise       112,340.3     97,956.5      88,635.5     (223,828.7)    75,103.6

Liabilities Subject to Compromise   11,511.8     14,318.7     213,999.2              -    239,829.7
----------------------------------------------------------------------------------------------------
     Total Liabilities             123,852.1    112,275.2     302,634.7     (223,828.7)   314,933.3

Convertible Securities                     -            -       3,179.5              -      3,179.5

SHAREHOLDERS' EQUITY (DEFICIT)
   Common Stock                         30.9            -         404.8              -        435.7
   Additional Paid-In Capital        9,628.6     25,913.0      52,710.4       66,080.0    154,332.0
   Retained Earnings                38,983.4    (69,681.5)   (175,222.9)      97,344.7   (108,576.3)
   Net Earnings                      5,382.0    (28,782.4)    (33,098.8)             -    (56,499.2)
     Less: Dividends Paid                  -            -      (7,042.0)             -     (7,042.0)
----------------------------------------------------------------------------------------------------

   Total Shareholders' Equity
     (Deficit)                      54,024.9    (72,550.9)   (162,248.5)     163,424.7    (17,349.8)
       Less: Treasury Stock                -            -     (96,416.8)             -    (96,416.8)
----------------------------------------------------------------------------------------------------
Total Liabilities & Shareholders'
  Equity (Deficit)                $177,877.0     39,724.3      47,148.9      (60,404.0)   204,346.2
====================================================================================================

Avado Brands, Inc.
Consolidated Balance Sheet
As of January 02, 2005

(Amounts in Thousands)

                                        June        July        August      September     October     November
----------------------------------------------------------------------------------------------------------------
ASSETS
CURRENT ASSETS:
   Cash & Cash Equivalents          $  1,711.9      1,915.2      1,742.2     1,450.0      1,492.0      1,567.4
   Restricted Cash                    18,302.0     18,380.5     18,244.9    18,241.7     18,346.0     18,304.2
   Short Term Investments                    -            -            -           -             -           -
----------------------------------------------------------------------------------------------------------------
     Total Cash and Cash Equivalents  20,013.9     20,295.7     19,987.1    19,691.7     19,838.0     19,871.6

   Accounts Receivable                 4,764.7      5,022.7      4,502.0     4,101.0      4,489.5      4,067.6
   Inventories                         4,064.9      4,004.4      4,030.4     3,584.7      3,448.0      3,498.2
   Prepaid Expenses                    4,001.1      3,987.6      4,220.3     3,578.9      3,577.1      3,574.6
   Other Current Assets                  973.9        869.4        764.8       634.1        655.9        513.1
   Assets Held for Sale                      -            -            -     2,205.2      2,213.7      1,927.3
----------------------------------------------------------------------------------------------------------------
     Total Current Assets             33,818.5     34,179.8     33,504.6    33,795.6     34,222.2     33,452.4

PREMISES AND EQUIPMENT:
   Land                               12,263.1    11,613.1     11,613.1    10,843.4     10,843.4      10,843.4
   Buildings - Owned                  30,032.3    30,029.5     30,040.1    27,657.7     27,657.7      27,666.1
   Buildings Under Ground Lease      117,990.8   111,716.2    112,014.2   106,996.8    107,026.2     107,034.8
   Leasehold Improvements              6,994.6     7,076.1      7,103.9     4,730.0      4,768.3       4,763.7
   Furniture & Equipment              79,470.4    76,752.0     76,933.0    69,094.5     69,226.2      69,296.8
   Building Under Capital Lease        4,635.0     4,635.0      4,635.0     4,635.0      4,635.0       4,635.0
   Asset Revaluation                         -           -     (2,298.3)          -            -             -
   Construction in Progress              190.4       315.4         21.1        68.6        135.6         240.5
----------------------------------------------------------------------------------------------------------------
     Total Premises & Equipment      251,576.6   242,137.3    240,062.1   224,026.0    224,292.4     224,480.3

Less: Accumulated Depreciation
      and Amortization               (98,454.2)  (94,515.3)   (95,385.7)  (89,903.8)   (90,714.9)    (91,501.5)
----------------------------------------------------------------------------------------------------------------
     Premises and Equipment, Net     153,122.4   147,622.0    144,676.4   134,122.2    133,577.5     132,978.8

Goodwill                                     -             -           -            -           -            -
Goodwill Allocation                          -             -           -            -           -            -
   Less: Accumulated Amortization            -             -           -            -           -            -
----------------------------------------------------------------------------------------------------------------
     Goodwill, Net                           -             -           -            -           -            -

Notes Receivable                             -             -           -            -           -            -
Def. Loan/Lease Costs, Net             5,476.2     5,466.4      5,456.6     5,446.8      5,437.0       5,427.2
Prepaid Rent/Int.-SLB, Net            17,380.4    17,287.3     17,194.3    17,088.2     16,995.2      16,902.2
Deferred Income Tax Benefit           11,620.0    11,620.0     11,620.0    11,620.0     11,620.0      11,620.0
Other Assets, Net                      3,884.6     3,880.0      3,880.0     3,880.0      3,869.5       3,965.4
----------------------------------------------------------------------------------------------------------------
Total Assets                       $ 225,302.1   220,055.5    216,331.9   205,952.8    205,721.4     204,346.0
================================================================================================================

LIABILITIES AND S/H EQUITY (DEFICIT)
LIABILITIES NOT SUBJECT TO COMPROMISE

CURRENT LIABILITIES:

ACCOUNTS PAYABLE:
   Bank Overdrafts                 $   3,190.6     3,827.8      2,882.3     2,476.6      2,790.8       2,248.1
   Accounts Payable                    6,397.8     6,552.4      7,356.1     5,726.7      7,340.6       7,904.9
   Accounts Payable - Related              (.4)        (.4)           -           -            -             -
   Intercompany Allocation                   -           -            -           -            -             -
----------------------------------------------------------------------------------------------------------------
     Total Accounts Payable            9,588.0    10,379.8     10,238.4     8,203.3     10,131.4      10,153.0

ACCRUED LIABILITIES:
   Payroll                             4,819.1     5,109.6      4,870.3     4,854.4      5,067.7       5,088.1
   Bonuses                             1,143.7       663.0        825.4     1,109.6        730.6         803.7
   Benefits and Taxes                  2,092.1     1,901.4      1,714.8     1,758.7      1,572.1       1,486.0
   Rents                               4,044.3     3,829.1      3,844.2     3,892.2      3,882.2       3,843.6
   Interest                              974.9       876.7        940.9     1,061.5      1,143.8       1,222.3
   Insurance                           5,147.6     4,978.1      5,070.0     5,660.5      5,792.5       5,733.3
   Property Taxes                      1,366.7     1,477.4      1,501.8     1,603.5      1,603.4       1,509.9
   Sales Tax Payable                   2,064.0     1,776.4      1,639.4     1,801.0      1,359.6       2,370.9
   Other                               3,972.0     3,544.4      3,716.2     5,337.9      4,293.3       3,955.2
----------------------------------------------------------------------------------------------------------------
     Total Accrued Liabilities        25,624.4    24,156.1     24,123.0    27,079.4     25,445.2      26,013.0

Current Installments of
  Long-Term Debt                      31,373.5    33,773.5     34,252.3    36,052.3     38,152.3      38,252.3
Income Tax                                54.2        58.5         54.2        54.1         54.1          44.8
----------------------------------------------------------------------------------------------------------------
     Total Current Liabilities        66,640.1    68,367.9     68,667.9    71,389.1     73,783.0      74,463.1

Long-Term Debt                               -             -           -            -           -            -
Capital Lease Obligation                     -             -           -            -           -            -
Other Long-Term Liabilities              877.9       679.9        682.6       677.5        672.8         641.0
----------------------------------------------------------------------------------------------------------------
     Total Liabilities not
       Subject to Compromise          67,518.0    69,047.8     69,350.5    72,066.6     74,455.8      75,104.1

Liabilities Subject to Compromise    233,813.4   233,661.9    233,951.0   238,697.3    239,796.7     239,829.7
----------------------------------------------------------------------------------------------------------------
     Total Liabilities               301,331.4   302,709.7    303,301.5   310,763.9    314,252.5     314,933.8

Convertible Securities                 3,179.5     3,179.5      3,179.5     3,179.5      3,179.5       3,179.5

SHAREHOLDERS' EQUITY (DEFICIT)
   Common Stock                          435.7       435.7        435.7       435.7        435.7         435.7
   Additional Paid-In Capital        154,332.0   154,332.0    154,332.0   154,332.0    154,332.0     154,332.0
   Retained Earnings                (108,576.7) (108,576.7)  (108,576.7) (108,576.7)  (108,576.7)   (108,576.7)
   Net Earnings                      (21,941.0)  (28,565.9)   (32,881.3)  (50,722.8)   (54,442.8)    (56,499.5)
     Less: Dividends Paid             (7,042.0)   (7,042.0)    (7,042.0)   (7,042.0)    (7,042.0)     (7,042.0)
----------------------------------------------------------------------------------------------------------------

   Total Shareholders' Equity
     (Deficit)                        17,208.0    10,583.1      6,267.7   (11,573.8)   (15,293.8)    (17,350.5)
       Less: Treasury Stock          (96,416.8)  (96,416.8)   (96,416.8)  (96,416.8)   (96,416.8)    (96,416.8)
----------------------------------------------------------------------------------------------------------------
Total Liabilities & Shareholders'
  Equity (Deficit)                  $225,302.1   220,055.5    216,331.9   205,952.8    205,721.4     204,346.0
================================================================================================================

Footnotes:

     Restricted Cash - The balance represents approximately $13.5 million in cash being held by Wells Fargo and LaSalle Bank as collateral on corresponding letters of credit. An additional $4.7 million is being held by AIG and XL Specialty as collateral on the worker's comp and general liability insurance programs. Approximately $95k is being held on deposit related to a construction contract.

     Current Installments of LTD - The balance represents outstanding borrowings under the DIP credit facility.

                                                        Monthly Operating Report

     CASE NAME: Avado Brands, Inc.                      ACCRUAL BASIS-2

     CASE NUMBER: 04-31555                              rwd, 11/04


CONSOLIDATED INCOME STATEMENT

                                    MONTH        MONTH       MONTH      QUARTER
REVENUES                           October      November                 TOTAL
-------------------------------------------------------------------------------
1. GROSS REVENUES                 $21,255       21,550
-------------------------------------------------------------------------------
2. LESS: RETURNS & DISCOUNTS          $13          226
-------------------------------------------------------------------------------
3. NET  REVENUE                   $21,242       21,324
-------------------------------------------------------------------------------

COST  OF  GOODS  SOLD
-------------------------------------------------------------------------------
4. COGS                            $5,809        6,052
-------------------------------------------------------------------------------
5. PAYROLL & BENEFITS              $7,735        7,775
-------------------------------------------------------------------------------
6.
-------------------------------------------------------------------------------
7. TOTAL COST OF GOODS SOLD       $13,544       13,827
-------------------------------------------------------------------------------
8. GROSS  PROFIT                   $7,698        7,497
-------------------------------------------------------------------------------

OPERATING  EXPENSES
-------------------------------------------------------------------------------
9. CONTROLLABLE EXPENSES           $3,538        3,379
-------------------------------------------------------------------------------
10.
-------------------------------------------------------------------------------
11. GENERAL & ADMINISTRATIVE       $1,434        1,342
-------------------------------------------------------------------------------
12. RENT & LEASE                   $1,040        1,043
-------------------------------------------------------------------------------
13. OTHER (See Notes)                $959          963
-------------------------------------------------------------------------------
14. SPECIAL CHARGE                   $595         (290)
-------------------------------------------------------------------------------
15. TOTAL  OPERATING  EXPENSES     $7,566        6,437
-------------------------------------------------------------------------------
16. INCOME BEFORE NON-OPERATING
    INCOME & EXPENSE                 $132        1,060
-------------------------------------------------------------------------------

OTHER  INCOME  &  EXPENSES
-------------------------------------------------------------------------------
17. NON-OPERATING INCOME               $0            0
-------------------------------------------------------------------------------
18. NON-OPERATING EXPENSE              $0           30
-------------------------------------------------------------------------------
19. INTEREST EXPENSE                 $658          699
-------------------------------------------------------------------------------
20. DEPRECIATION / DEPLETION         $825          820
-------------------------------------------------------------------------------
21. AMORTIZATION                      $39           81
-------------------------------------------------------------------------------
22. OTHER                              $0            0
-------------------------------------------------------------------------------
23. NET  OTHER INCOME & EXPENSES   $1,522        1,630
-------------------------------------------------------------------------------

REORGANIZATION  EXPENSES
-------------------------------------------------------------------------------
24. PROFESSIONAL FEES (See Notes)  $2,260        1,389
-------------------------------------------------------------------------------
25. U.S. TRUSTEE FEES                  $8           55
-------------------------------------------------------------------------------
26. OTHER (ATTACH LIST)               $62           42
-------------------------------------------------------------------------------
27. TOTAL REORGANIZATION EXPENSES  $2,330        1,486
-------------------------------------------------------------------------------
28. INCOME TAX                         $0            0
-------------------------------------------------------------------------------
29. NET  PROFIT  (LOSS)           ($3,720)      (2,056)
-------------------------------------------------------------------------------


     Notes:

     Amounts are in thousands.

     Line 13: Other Operating Expenses are primarily comprised of marketing, insurance and taxes, gains and losses on disposals of f/a, net of DP's royalty income.

     Line 24: Includes $1.4 million in accrued success fees related to certain professionals


     Line 26: Represents accrued key employee retention plan bonuses.

                                                        Monthly Operating Report

     CASE NAME: Avado Brands, Inc.                      ACCRUAL BASIS-2.1

     CASE NUMBER: 04-31555                              rwd, 11/04


CONSOLIDATING INCOME STATEMENT

                             Don Pablo's      Hops      Corporate   Consolidated
REVENUES                                                                TOTAL
-------------------------------------------------------------------------------
1. GROSS  REVENUES             $15,802        $5,748          $0       $21,550
-------------------------------------------------------------------------------
2. LESS:RETURNS & DISCOUNTS       $226            $0                      $226
-------------------------------------------------------------------------------
3. NET  REVENUE                $15,576        $5,748          $0       $21,324
-------------------------------------------------------------------------------
COST  OF  GOODS  SOLD
-------------------------------------------------------------------------------
4. COGS                         $4,192        $1,860                    $6,052
-------------------------------------------------------------------------------
5. PAYROLL & BENEFITS           $5,524        $2,251                    $7,775
-------------------------------------------------------------------------------
6.
-------------------------------------------------------------------------------
7. TOTAL COST OF GOODS SOLD     $9,716        $4,111          $0       $13,827
-------------------------------------------------------------------------------
8. GROSS  PROFIT                $5,860        $1,637          $0        $7,497
-------------------------------------------------------------------------------

OPERATING  EXPENSES
-------------------------------------------------------------------------------
9. CONTROLLABLE EXPENSES        $2,335        $1,044                    $3,379
-------------------------------------------------------------------------------
10.
-------------------------------------------------------------------------------
11. GENERAL & ADMINISTRATIVE      $739          $135        $468        $1,342
-------------------------------------------------------------------------------
12. RENT  &  LEASE                $733          $310                    $1,043
-------------------------------------------------------------------------------
13. OTHER (See Notes)             $781          $182                      $963
-------------------------------------------------------------------------------
14. SPECIAL CHARGE                ($64)        ($226)         $0         ($290)
-------------------------------------------------------------------------------
15. TOTAL OPERATING EXPENSES    $4,524        $1,445        $468        $6,437
-------------------------------------------------------------------------------
16. INCOME BEFORE NON-OPERATING
    INCOME & EXPENSE            $1,336          $192       ($468)       $1,060
-------------------------------------------------------------------------------

OTHER  INCOME  &  EXPENSES
-------------------------------------------------------------------------------
17. NON-OPERATING INCOME            $0            $0          $0            $0
-------------------------------------------------------------------------------
18. NON-OPERATING EXPENSE           $0           $27          $3           $30
-------------------------------------------------------------------------------
19. INTEREST  EXPENSE               $0            $0        $699          $699
-------------------------------------------------------------------------------
20. DEPRECIATION / DEPLETION      $503          $271         $46          $820
-------------------------------------------------------------------------------
21. AMORTIZATION                   ($2)          $83          $0           $81
-------------------------------------------------------------------------------
22. OTHER                           $0            $0          $0            $0
-------------------------------------------------------------------------------
23. NET OTHER INCOME & EXPENSES   $501          $381        $748        $1,630
-------------------------------------------------------------------------------

REORGANIZATION  EXPENSES
-------------------------------------------------------------------------------
24. PROFESSIONAL FEES               $0            $0      $1,389        $1,389
-------------------------------------------------------------------------------
25. U.S.  TRUSTEE  FEES             $0            $0         $55           $55
-------------------------------------------------------------------------------
26. OTHER (ATTACH LIST)                                      $42           $42
-------------------------------------------------------------------------------
27. TOTAL REORGANIZATION EXPENSES   $0            $0      $1,486        $1,486
-------------------------------------------------------------------------------
28. INCOME TAX                                                              $0
-------------------------------------------------------------------------------
29. NET  PROFIT  (LOSS)           $835         ($189)    ($2,702)      ($2,056)
-------------------------------------------------------------------------------


     Notes:

     Amounts are in thousands.

     Line 13: Other Operating Expenses are primarily comprised of marketing, insurance and taxes, gains and losses on disposals of f/a, net of DP's royalty income.

     Line 26: Represents accrued key employee retention plan bonuses.

                                                        Monthly Operating Report

     CASE NAME: Avado Brands, Inc.                      ACCRUAL BASIS-3

     CASE NUMBER: 04-31555                              rwd, 11/04
                                                        See Attached Schedule


CASH  RECEIPTS  AND                  MONTH       MONTH       MONTH     QUARTER
DISBURSEMENTS                                                           TOTAL
-------------------------------------------------------------------------------
1. CASH - BEGINNING  OF  MONTH         $0          $0          $0
-------------------------------------------------------------------------------

RECEIPTS  FROM  OPERATIONS
-------------------------------------------------------------------------------
2. CASH SALES
-------------------------------------------------------------------------------

COLLECTION OF ACCOUNTS RECEIVABLE
-------------------------------------------------------------------------------
3. PREPETITION
-------------------------------------------------------------------------------
4. POSTPETITION
-------------------------------------------------------------------------------
5. TOTAL  OPERATING  RECEIPTS          $0          $0          $0          $0
-------------------------------------------------------------------------------

NON - OPERATING RECEIPTS
-------------------------------------------------------------------------------
6. LOANS & ADVANCES (ATTACH LIST)
-------------------------------------------------------------------------------
7. SALE OF ASSETS
-------------------------------------------------------------------------------
8. OTHER (ATTACH LIST)
-------------------------------------------------------------------------------
9. TOTAL  NON-OPERATING  RECEIPTS      $0          $0          $0          $0
-------------------------------------------------------------------------------
10. TOTAL  RECEIPTS                    $0          $0          $0          $0
-------------------------------------------------------------------------------
11. TOTAL  CASH  AVAILABLE             $0          $0          $0          $0
-------------------------------------------------------------------------------

OPERATING  DISBURSEMENTS
-------------------------------------------------------------------------------
12. NET PAYROLL
-------------------------------------------------------------------------------
13. PAYROLL TAXES PAID
-------------------------------------------------------------------------------
14. SALES, USE & OTHER TAXES PAID
-------------------------------------------------------------------------------
15. SECURED / RENTAL / LEASES
-------------------------------------------------------------------------------
16. UTILITIES
-------------------------------------------------------------------------------
17. INSURANCE
-------------------------------------------------------------------------------
18. INVENTORY PURCHASES
-------------------------------------------------------------------------------
19. VEHICLE EXPENSES
-------------------------------------------------------------------------------
20. TRAVEL
-------------------------------------------------------------------------------
21. ENTERTAINMENT
-------------------------------------------------------------------------------
22. REPAIRS & MAINTENANCE
-------------------------------------------------------------------------------
23. SUPPLIES
-------------------------------------------------------------------------------
24. ADVERTISING
-------------------------------------------------------------------------------
25. OTHER (ATTACH LIST)
-------------------------------------------------------------------------------
26. TOTAL  OPERATING  DISBURSEMENTS    $0          $0          $0          $0
-------------------------------------------------------------------------------

REORGANIZATION  EXPENSES
-------------------------------------------------------------------------------
27. PROFESSIONAL FEES
-------------------------------------------------------------------------------
28. U.S. TRUSTEE FEES
-------------------------------------------------------------------------------
29. OTHER (ATTACH LIST)
-------------------------------------------------------------------------------
30. TOTAL  REORGANIZATION  EXPENSES    $0          $0          $0          $0
-------------------------------------------------------------------------------
31. TOTAL  DISBURSEMENTS               $0          $0          $0          $0
-------------------------------------------------------------------------------
32. NET  CASH  FLOW                    $0          $0          $0          $0
-------------------------------------------------------------------------------
33. CASH - END OF MONTH                $0          $0          $0          $0
-------------------------------------------------------------------------------

Avado Brands, Inc.
October 25, 2004 - November 21, 2004
Consolidating Cash Flow

                                             10/25/04      10/25/04     10/25/04      10/25/04
                                             11/21/04      11/21/04     11/21/04      11/21/04
                                           ------------------------------------------------------
                                            Don Pablo's      Hops         Corp.      Consolidated
                                           ------------------------------------------------------
Cash - Beginning (10/25/04)                                                           1,491,992
                                           ------------------------------------------------------
Receipts:                                    15,757,353    5,869,100   1,567,430     23,193,883
                                           ------------------------------------------------------
  Total Receipts                             15,757,353    5,869,100   1,567,430     23,193,883
                                           ------------------------------------------------------

Operating Disbursements:
  Payroll, Benefits & Insurance               5,390,906    2,330,022     934,036      8,654,965
  GL, Prop & WC Insurance Premiums                    -            -           -              -
  Food & Beverage                             4,481,422    2,187,166           -      6,668,588
  Utilities, & Property Expenses                955,676      401,837           -      1,357,513
  Rent                                          913,183      656,267           -      1,569,451
  Marketing                                     510,269       44,590           -        554,859
  Sales Tax                                     351,847       99,094           -        450,941
  Property Tax                                  268,973       37,835           -        306,808
  Other                                         594,999      383,085     461,891      1,439,975
                                           -----------------------------------------------------
  Total Operating Disbursements:             13,467,276    6,139,896   1,395,927     21,003,099
                                           -----------------------------------------------------
Adjusted Total Operating Cash Flow            2,290,077     (270,795)    171,503      2,190,784
                                           -----------------------------------------------------
Other Disbursements
  Repairs & Maint./Capital Expenditures         362,973      164,629      65,904        593,506
  AlixPartners                                        -            -     240,903        240,903
                                           -----------------------------------------------------
  Total Other Disbursements:                    362,973      164,629     306,807        834,409
                                           -----------------------------------------------------

Net Operating Cash Flow                       1,927,104     (435,424)   (135,304)     1,356,375
                                           -----------------------------------------------------

Other Non-Operating Disbursements
  Monthly Interest                                    -            -     352,887        352,887
  Financing Fees                                      -            -           -              -
  Board of Directors Fees                             -            -      26,151         26,151
  KERP/KESP                                           -            -           -              -
  Utility Deposit                                     -            -           -              -
  US Trustee                                          -            -      65,500         65,500
  DIP Counsel                                         -            -      23,566         23,566
  Bankruptcy Professionals                            -            -     239,275        239,275
  Impact of Bankruptcy on Vendors                     -            -           -              -
  Debt Payments:
  Senior and Sub Note Interest Payments               -            -           -              -
                                           -----------------------------------------------------
  Total Other Non-Operating Disbursements             -            -     707,379        707,379
                                           -----------------------------------------------------

Total Disbursements                          13,830,249    6,304,525   2,410,113     22,544,887
                                           -----------------------------------------------------

Net Cash Flow                                 1,927,104     (435,424)   (842,683)       648,997
                                           -----------------------------------------------------

Revolver borrowing (paydown) net of debt
   payoffs and LOC fundings                                                             100,000
Net cash impact of LOC activity (3)                                                           -
Increase (decrease) in bank overdrafts (2)                                             (542,710)
Other (primarily net change in deposits
   in transit)                                                                         (130,884)
                                                                                    ------------
Cash - End of Month                                                                   1,567,395
                                                                                    ============

  DDJ Beginning Loan Balance                                                         24,243,143
  Borrowings (1)                                                                      7,000,000
  Paydowns (1)                                                                       (6,900,000)
  Cash Held by AIG in lieu of LC                                                              -
                                                                                    ------------
  DDJ Ending Loan Balance                                                            24,343,143
                                                                                    ------------

  DDJ LOC Collateral Advances Beg. Balance                                           13,909,108
  105% of Wells Fargo LCs (1)                                                                 -
  Other Change in LC Collateral Need                                                          -
                                                                                    ------------
  DDJ LOC Collateral Advances Ending Balance                                         13,909,108
                                                                                    ------------
  Total Ending DDJ Borrowings                                                        38,252,251
                                                                                    ============

     (1) The DDJ DIP facility was closed on February 11, 2004. Funds from the facility were used, in part, to repay amounts borrowed under the Drawbridge facility and to secure Letters of Credit which secure the Company's insurance programs.

     (2) Bank overdrafts represent checks written on zero balance accounts. To the extent there is not a right of offset with the bank, these outstanding checks are reclassified to "Bank Overdrafts" within the current liabilities section of the consolidated balance sheet.

Avado Brands, Inc.
February 5 - November 21, 2004
Consolidated Cash Flow

                                         -------------------------------------------------------------------------------
                                          Feb 5 - 22      March        April         May          June         July
                                         Consolidated  Consolidated Consolidated Consolidated Consolidated Consolidated
                                         -------------------------------------------------------------------------------
Cash - Beginning                           4,342,487    2,166,559     2,545,730    2,039,975    2,005,458    1,711,877
                                         -------------------------------------------------------------------------------
Receipts:
   Don Pablo's                            10,189,478   22,849,009    18,262,266   19,552,633   23,437,843   18,097,857
   Hops                                    5,532,158   13,207,397     9,516,406    9,194,105   10,327,568    7,598,963
   Other                                      23,547       44,502        75,203      126,647      220,965      103,953
                                         -------------------------------------------------------------------------------
  Total Receipts                          15,745,183   36,100,908    27,853,875   28,873,384   33,986,375   25,800,774
                                         -------------------------------------------------------------------------------

Operating Disbursements:
  Payroll, Benefits & Insurance            7,928,042   12,735,344    10,440,262   10,690,066   13,851,197   10,239,681
  GL, Prop & WC Insurance Premiums           306,659      272,658       141,882      141,883      141,883      141,883
  Food & Beverage                          4,944,483   10,520,366     8,168,364    9,142,749    9,611,267    7,790,098
  Utilities, & Property Expenses             123,524    1,086,216     1,595,476    1,250,429    1,766,646    1,277,627
  Rent                                             -    1,758,509     1,718,423    1,708,159    1,766,439    1,615,919
  Marketing                                   41,870      528,852       535,146      995,218    1,292,628    1,352,945
  Sales Tax                                1,620,269    1,941,757     2,299,621    1,800,216    2,007,093    1,863,901
  Property Tax                                     -      529,756        78,947      251,063      133,174      121,794
  Other                                      390,453    1,930,921     1,664,227    1,907,844    2,048,943    1,669,444
                                         -------------------------------------------------------------------------------
  Total Operating Disbursements:          15,355,300   31,304,380    26,642,349   27,887,627   32,619,269   26,073,293
                                         -------------------------------------------------------------------------------
Adjusted Total Operating Cash Flow           389,883    4,796,528     1,211,526      985,758    1,367,106     (272,519)
                                         -------------------------------------------------------------------------------
Other Disbursements
  Repairs & Maint./Capital Expenditures      455,385      519,200       501,890      506,417      831,194      830,605
  AlixPartners                                     -            -             -      713,774      371,349      262,393
                                         -------------------------------------------------------------------------------
  Total Other Disbursements:                 455,385      519,200       501,890    1,220,191    1,202,543    1,092,998
                                         -------------------------------------------------------------------------------

Net Operating Cash Flow                      (65,502)   4,277,328       709,636     (234,433)     164,563   (1,365,517)
                                         -------------------------------------------------------------------------------

Other Non-Operating Disbursements
  Monthly Interest                           199,967      189,983       280,973      283,646      267,456      281,003
  Financing Fees                           1,050,000            -        22,200            -        3,044            -
  Board of Directors Fees                      2,000       17,830        21,025       25,182      100,300       29,577
  KERP/KESP                                        -            -             -            -            -            -
  Utility Deposit                                  -            -             -            -            -       21,478
  US Trustee                                       -            -             -       45,500            -            -
  DIP Counsel                                189,330            -             -      173,402       85,915        8,406
  Bankruptcy Professionals                         -            -        53,962      720,392    1,163,879      646,501
  Impact of Bankruptcy on Vendors            153,500       10,000             -      801,239       19,354            -
  Debt Payments:
  Senior and Sub Note Interest Payments            -            -             -            -            -            -
                                         -------------------------------------------------------------------------------
  Total Other Non-Operating Disbursements  1,594,797      217,813       378,160    2,049,362    1,639,949      986,966
                                         -------------------------------------------------------------------------------

Total Disbursements                       17,405,482   32,041,393    27,522,399   31,157,179   35,461,761   28,153,257
                                         -------------------------------------------------------------------------------

Net Cash Flow                             (1,660,299)   4,059,515       331,476   (2,283,795)  (1,475,385)  (2,352,484)
                                         -------------------------------------------------------------------------------

Revolver borrowing (paydown) net of
   debt payoffs and LOC fundings            (514,747)  (4,470,000)     (460,000)   1,725,000    1,087,350    2,400,001
Net cash impact of LOC activity (3)                -            -     1,725,000   (1,725,000)    (353,850)           -
Increase (decrease) in bank overdrafts (2)         -      907,917    (1,573,800)   2,377,335      421,503      637,150
Other (primarily net change in
   deposits in transit)                         (882)    (118,261)     (528,431)    (128,057)      26,801     (481,365)
                                          ------------------------------------------------------------------------------
Cash - End of Month                        2,166,559    2,545,730     2,039,975    2,005,458    1,711,877    1,915,179
                                          ==============================================================================

  DDJ Beginning Loan Balance                       -   19,560,792    15,090,792   14,630,792   16,355,792   17,443,142
  Borrowings (1)                          22,000,792    7,000,000     3,240,000    7,300,000   10,200,000    9,400,001
  Paydowns (1)                            (6,690,000) (11,470,000)   (3,700,000)  (5,575,000)  (9,112,650)  (7,000,000)
  Cash Held by AIG I lieu of LC            4,250,000            -             -            -            -            -
                                          ------------------------------------------------------------------------------
  DDJ Ending Loan Balance                 19,560,792   15,090,792    14,630,792   16,355,792   17,443,142   19,843,143
                                          ------------------------------------------------------------------------------

  DDJ LOC Collateral Advances Beg. Bal.            -   13,949,208    13,949,208   16,009,208   14,284,208   13,930,358
  105% of Wells Fargo LCs (1)             13,949,208            -             -            -            -            -
  Other Change in LC Collateral Need                                  2,060,000   (1,725,000)    (353,850)           -
                                          ------------------------------------------------------------------------------
  DDJ LOC Collateral Advances End. Bal.   13,949,208   13,949,208    16,009,208   14,284,208   13,930,358   13,930,358
                                          ------------------------------------------------------------------------------
  Total Ending DDJ Borrowings             33,510,000   29,040,000    30,640,000   30,640,000   31,373,500   33,773,501
                                          ==============================================================================

Avado Brands, Inc.
February 5 - November 21, 2004
Consolidated Cash Flow (cont.)

                                         -----------------------------------------------------------------------
                                            August       September      October      November     Year-to-Date
                                         Consolidated  Consolidated  Consolidated  Consolidated   Consolidated
                                         -----------------------------------------------------------------------
Cash - Beginning                           1,915,179    1,742,163     1,449,972     1,491,992      4,342,487
                                         -----------------------------------------------------------------------
Receipts:
   Don Pablo's                            18,537,821   20,661,729    15,806,002    15,757,353    183,151,990
   Hops                                    8,195,471    8,981,235     5,614,983     5,869,100     84,037,387
   Other                                     660,589      293,277       328,526     1,567,430      3,444,637
                                         -----------------------------------------------------------------------
  Total Receipts                          27,393,881   29,936,240    21,749,511    23,193,883    270,634,014
                                         -----------------------------------------------------------------------

Operating Disbursements:
  Payroll, Benefits & Insurance           10,561,174   12,035,341     9,074,844     8,654,965    106,210,915
  GL, Prop & WC Insurance Premiums           141,883      141,883             -             -      1,430 614
  Food & Beverage                          7,976,469    9,269,114     6,281,414     6,668,588     80,372,911
  Utilities, & Property Expenses           1,545,148    1,667,359     1,173,465     1,357,513     12,813,404
  Rent                                     1,642,546    1,612,974     1,383,275     1,569,451     14,775,695
  Marketing                                  321,278      983,773       760,840       554,859      7,367,408
  Sales Tax                                1,749,097    1,760,783     1,808,792       450,941     17,302,471
  Property Tax                                86,497      171,564       140,551       306,808      1,820,154
  Other                                    1,530,880    1,764,648     1,406,485     1,439,975     15,753,820
                                         -----------------------------------------------------------------------
  Total Operating Disbursements:          25,554,972   29,407,439    22,029,666    21,003,099    257,877,392
                                         -----------------------------------------------------------------------
Adjusted Total Operating Cash Flow         1,838,909      528,802      (280,154)    2,190,784     12,756,623
                                         -----------------------------------------------------------------------
Other Disbursements
  Repairs & Maint./Capital Expenditures      794,192      900,468       581,162       593,506      6,514,018
  AlixPartners                               315,210      260,466       288,617       240,903      2,452,713
                                         -----------------------------------------------------------------------
  Total Other Disbursements:               1,109,402    1,160,934       869,779       834,409      8,966,731
                                         -----------------------------------------------------------------------

Net Operating Cash Flow                      729,507     (632,132)   (1,149,934)    1,356,375      3,789,892
                                         -----------------------------------------------------------------------

Other Non-Operating Disbursements
  Monthly Interest                           318,025      310,877       327,415       352,887      2,812,234
  Financing Fees                                   -            -       150,000             -      1,225,244
  Board of Directors Fees                     11,400       23,971        13,000        26,151        270,437
  KERP/KESP                                  366,436            -             -             -        366,436
  Utility Deposit                                  -            -             -             -         21,478
  US Trustee                                  25,500            -             -        65,500        136,500
  DIP Counsel                                 10,799            -        24,446        23,566        515,864
  Bankruptcy Professionals                   411,043      488,636       647,401       239,275      4,371,088
  Impact of Bankruptcy on Vendors                  -            -             -             -        984,093
  Debt Payments:
  Senior and Sub Note Interest Payments            -            -             -             -              -
                                         -----------------------------------------------------------------------
  Total Other Non-Operating Disbursements  1,143,203      823,484     1,162,262       707,379     10,703,374
                                         -----------------------------------------------------------------------

Total Disbursements                       27,807,576   31,391,856    24,061,707    22,544,887    277,547,497
                                         -----------------------------------------------------------------------

Net Cash Flow                               (413,695)  (1,455,616)   (2,312,196)      648,997     (6,913,482)
                                         -----------------------------------------------------------------------

Revolver borrowing (paydown) net of
   debt payoffs and LOC fundings             500,018    1,799,982     2,100,000       100,000       4,267,604
Net cash impact of LOC activity (3)          (21,250)           -             -             -        (375,100)
Increase (decrease) in bank overdrafts (2)  (945,496)    (405,629)      314,218      (542,710)      1,190,488
Other (primarily net change in
   deposits in transit)                      707,408     (230,929)      (60,002)     (130,884)       (944,602)
                                          ----------------------------------------------------------------------
Cash - End of Month                        1,742,163    1,449,972     1,491,992     1,567,395       1,567,395
                                          ======================================================================

  DDJ Beginning Loan Balance              19,843,143   20,343,161    22,143,143    24,243,143               -
  Borrowings (1)                           9,400,018   10,899,982     7,700,000     7,000,000      94,140,793
  Paydowns (1)                            (8,900,000)  (9,100,000)   (5,600,000)   (6,900,000)    (74,047,650)
  Cash Held by AIG I lieu of LC                    -            -             -             -       4,250,000
                                          ----------------------------------------------------------------------
  DDJ Ending Loan Balance                 20,343,161   22,143,143    24,243,143    24,343,143      24,343,143
                                          ----------------------------------------------------------------------

  DDJ LOC Collateral Advances Beg. Bal.   13,930,358   13,909,108    13,909,108    13,909,108               -
  105% of Wells Fargo LCs (1)                      -            -             -             -      13,949,208
  Other Change in LC Collateral Need         (21,250)           -             -             -         (40,100)
                                          ----------------------------------------------------------------------
  DDJ LOC Collateral Advances End. Bal.   13,909,108   13,909,108    13,909,108    13,909,108      13,909,108
                                          ----------------------------------------------------------------------
  Total Ending DDJ Borrowings             34,252,269   36,052,251    38,152,251    38,252,251      38,252,251
                                          ======================================================================


     (1) The DDJ DIP facility was closed on February 11, 2004. Funds from the facility were used, in part, to repay amounts borrowed under the Drawbridge facility and to secure Letters of Credit which secure the Company's insurance programs.

     (2) Bank overdrafts represent checks written on zero balance accounts. To the extent there is not a right of offset with the bank, these outstanding checks are reclassified to "Bank Overdrafts" within the current liabilities section of the consolidated balance sheet.

     (3) During the week ended April 25, 2004, the Company borrowed $2,060,000 to use as collateral for a $2,000,000 letter of credit related to the Company's bond program. After the LOC was put in place, the Company received a return of collateral which was being held by the insurance Company in lieu of a letter of credit, in the amount of $1,725,000. The Company received this amount on 4/23 but due to the timing of the receipt, was not able to pay down the credit facility until the following week. As such, the $1,725,000 balance was included in the cash balance at 4/25/04.

     CASE NAME: Avado Brands, Inc.                      Monthly Operating Report

     CASE NUMBER: 04-31555                              ACCRUAL BASIS-4

                                                        rwd, 11/04


                                     SCHEDULE      MONTH      MONTH      MONTH
 ACCOUNTS  RECEIVABLE  AGING          AMOUNT
-------------------------------------------------------------------------------
1. 0-30
-------------------------------------------------------------------------------
2. 31-60                          See Attachment
-------------------------------------------------------------------------------
3. 61-90
-------------------------------------------------------------------------------
4. 91+
-------------------------------------------------------------------------------
5. TOTAL  ACCOUNTS  RECEIVABLE          $0           $0         $0          $0
-------------------------------------------------------------------------------
6. AMOUNT CONSIDERED UNCOLLECTIBLE
-------------------------------------------------------------------------------
7. ACCOUNTS  RECEIVABLE  (NET)          $0           $0         $0          $0
-------------------------------------------------------------------------------



AGING OF POSTPETITION TAXES AND PAYABLES        MONTH:  November 21, 2004

                             0-30      31-60      61-90      91+
TAXES  PAYABLE               DAYS       DAYS      DAYS       DAYS       TOTAL
-------------------------------------------------------------------------------
1. FEDERAL                  $38,000
-------------------------------------------------------------------------------
2. STATE                 $2,519,482
-------------------------------------------------------------------------------
3. LOCAL                 $1,509,921
-------------------------------------------------------------------------------
4. OTHER (ATTACH LIST)
-------------------------------------------------------------------------------
5. TOTAL TAXES PAYABLE   $4,067,403       $0        $0         $0           $0
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
6. ACCOUNTS PAYABLE      $2,269,745  $48,534   $15,352     $7,518   $2,701,149
-------------------------------------------------------------------------------
                                          ***       ***        ***


STATUS  OF  POSTPETITION  TAXES                  MONTH:  November 21, 2004

                          BEGINNING        AMOUNT                      ENDING
                             TAX        WITHHELD AND/     AMOUNT        TAX
FEDERAL                   LIABILITY*     0R ACCRUED        PAID      LIABILITY
-------------------------------------------------------------------------------
1. WITHHOLDING**             $0          $864,134        $864,134           $0
-------------------------------------------------------------------------------
2. FICA-EMPLOYEE**           $0          $759,015        $745,266           $0
-------------------------------------------------------------------------------
3. FICA-EMPLOYER**           $0          $759,015        $745,266           $0
-------------------------------------------------------------------------------
4. UNEMPLOYMENT        $134,152           $22,298        $118,450      $38,000
-------------------------------------------------------------------------------
5. INCOME
-------------------------------------------------------------------------------
6. OTHER (ATTACH LIST)
-------------------------------------------------------------------------------
7. TOTAL FEDERAL TAXES $134,152        $2,404,462      $2,455,215      $38,000
-------------------------------------------------------------------------------

STATE  AND  LOCAL
-------------------------------------------------------------------------------
8. WITHHOLDING          $37,434          $346,464        $354,960      $28,938
-------------------------------------------------------------------------------
9. SALES             $1,359,500        $1,448,884        $438,490   $2,369,894
-------------------------------------------------------------------------------
10. EXCISE
-------------------------------------------------------------------------------
11. UNEMPLOYMENT        $71,712          $11,714           $7,584      $75,842
-------------------------------------------------------------------------------
12. REAL AND PERSONAL
    PROPERTY         $1,603,410         $140,655         $234,144   $1,509,921
-------------------------------------------------------------------------------
13. PERSONAL PROPERTY
-------------------------------------------------------------------------------
14. INCOME              $54,083               $0           $9,275      $44,808
-------------------------------------------------------------------------------
15. TOTAL STATE &
    LOCAL            $3,126,139        $1,947,717      $1,044,453   $4,029,403
-------------------------------------------------------------------------------
16. TOTAL  TAXES     $3,260,291        $4,352,179      $3,499,668   $4,067,403
-------------------------------------------------------------------------------


     * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

     ** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

     *** Non-current accounts payable relates primarily to professional services and other vendor claims which were paid during the Company's December accounting period. These invoices primarily relate to pre-petition and post-petition amounts that were processed in November related to periods prior to November.

     Note: Payroll taxes are remitted based on Federal, state and local requirements. Remittances are made within one day of paydate, monthly or quarterly, depending on the requirements.

                                                        Monthly Operating Report


     CASE NAME: Avado Brands, Inc.                      ACCRUAL BASIS-5

     CASE NUMBER: 04-31555                              rwd, 11/04



     The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.
                                                           See Attached Schedule


                                   MONTH:   November 2004
                                           ------------------------------

BANK  RECONCILIATIONS
                                   Account #1   Account #2   Account #3   TOTAL
-------------------------------------------------------------------------------
A. BANK:
-------------------------------------------------------------------------------
B. ACCOUNT NUMBER:
-------------------------------------------------------------------------------
C. PURPOSE (TYPE):
-------------------------------------------------------------------------------
1. BALANCE PER BANK STATEMENT
-------------------------------------------------------------------------------
2. ADD:TOTAL DEPOSITS NOT CREDITED
-------------------------------------------------------------------------------
3. SUBTRACT: OUTSTANDING CHECKS
-------------------------------------------------------------------------------
4. OTHER RECONCILING ITEMS
-------------------------------------------------------------------------------
5. MONTH END BALANCE PER BOOKS        $0          $0            $0          $0
-------------------------------------------------------------------------------
6. NUMBER OF LAST CHECK WRITTEN
-------------------------------------------------------------------------------



INVESTMENT ACCOUNTS
-------------------------------------------------------------------------------
                                 DATE OF     TYPE OF      PURCHASE     CURRENT
BANK, ACCOUNT NAME & NUMBER     PURCHASE    INSTRUMENT     PRICE        VALUE
-------------------------------------------------------------------------------
7.
-------------------------------------------------------------------------------
8.
-------------------------------------------------------------------------------
9.
-------------------------------------------------------------------------------
10.
-------------------------------------------------------------------------------
11. TOTAL  INVESTMENTS                                       $0           $0
-------------------------------------------------------------------------------



CASH
-------------------------------------------------------------------------------
12. CURRENCY ON HAND                                                      $0
-------------------------------------------------------------------------------
13. TOTAL  CASH  -  END  OF MONTH                                         $0
-------------------------------------------------------------------------------


     Note: All bank accounts are reconciled each month with no more than a one-month lag.

Avado Brands, Inc,
Cash Analysis as of November 21, 2004

                                        Funds Transfer     # of          G/L             Bank
G/L Acct #      JDE Name                    Method         Rest        Balance          Balance
------------------------------------------------------------------------------------------------
Don Pablo's

50.1100.0101   Bank of America (AST)         AST             17     119,823.19       21,913.76
50.1100.0102   Bank One (AST)                AST             18     215,430.35       32,489.04
50.1100.0103   Fifth Third Bank (AST)        AST             15     130,256.54       22,459.98
50.1100.0104   First Union                   AST             13     124,616.76       19,198.34
50.1100.0105   M&T                          Sweep             4      45,467.35       10,175.03
50.1100.0106   PNC                     Sweep/Internet         6      70,985.84       18,249.71
50.1100.0107   Wachovia                Sweep/Internet         6      49,277.90       15,085.15
50.1100.0108   Wells Fargo (AST)             AST             10     115,588.57       18,039.01
50.1100.0109   Wells Fargo                  Sweep             3      20,666.66        7,281.50
50.1100.0111   First Tennessee              Sweep             1      11,103.00        2,112.77
50.1100.0112   Fleet                        Sweep             1       9,390.04        2,740.19
50.1100.5042   Wells Fargo                  Sweep             1       7,323.51        2,353.89
50.1100.5048   National City                Sweep             1      16,162.07        4,474.57
50.1100.5051   US Bank                      Sweep             1      16,412.50        4,509.91
50.1100.5079   National City                Sweep             1      20,801.06        6,900.29
50.1100.5087   National City                Sweep             1       9,416.13        3,752.21
50.1100.5115   US Bank                      Sweep             1      11,774.36        3,604.80
50.1100.5120   National City                Sweep             1      13,094.95        3,933.52
                                                            ------------------------------------
                                                                  1,007,590.78      199,273.67

5999.1102.013  RBC/Provident- ZBA A/P        ZBA                    (12,689.33)              -
5999.1104.03   RBC/Provident BWL ACCOUN      ZBA                    (31,528.75)              -
50.1101.02     LaSalle Dep Concentration     ZBA                             -       11,000.00
50.1101.04     LaSalle Payroll               ZBA                   (373,765.73)              -
50.1102.04     LaSalle A/P                   ZBA                   (759,154.82)              -
50.1104.04     LaSalle BWL                   ZBA                    (40,150.30)              -
50.1104.5026   Bank of America - Club A/C    ZBA                     10,977.98        7,121.23
50.1104.5042   Wells Fargo - Club A/C        ZBA                     11,601.09        8,346.81
50.1104.5047   Wells Fargo - Club A/C        ZBA                        (68.96)              -
                                                            ------------------------------------
                                                            101    (187,188.04)     225,741.71

Hops

202.1100.0101  Bank of America Dep          Sweep                       477.86          477.86
202.1100.0102  Bank One-CO Deposit      Sweep/Actual          3      14,879.55        5,937.28
202.1100.0103  Fifth Third Deposit          Sweep             -         250.50          250.50
202.1100.0104  First Union Deposit           AST             29     215,767.37       33,268.56
202.1100.0108  Wells Fargo Deposit          Sweep             1      12,723.72        3,895.08
202.1100.0112  Amsouth/MS Depository        Sweep             1       1,206.74        1,206.74
202.1100.0115  US Bank Depository       Sweep/Actual          1       7,020.92        2,650.97
202.1100.0118  Fleet-KC Depository      Sweep/Actual          2      30,970.83        8,531.84
                                                            ------------------------------------
                                                                    283,297.49       56,218.83


202.1049.02    LaSalle Dep Concentration     ZBA                             -               -
202.1101.04    LaSalle Payroll               ZBA                   (386,427.91)              -
202.1102.03    RBC/Provident Hops ZBA        ZBA                    (12,530.29)              -
202.1102.04    LaSalle A/P                   ZBA                   (386,297.87)              -
202.1104.02    RBC/Provident Hops BWL        ZBA                     (2,601.67)              -
202.1104.04    LaSalle BWL                   ZBA                      2,934.39               -
                                                            ------------------------------------
                                                             37    (501,625.86)      56,218.83

Corporate

007.1025.01    Avado Brands Master                                   21,780.06       19,863.28
007.1025.02    LaSalle Master Main Acct                             586,485.01      575,458.79
               Held Checks                                                   -             N/A
               Entry Booked for Cash Adj.                         2,248,137.06             N/A
                                                            ------------------------------------
               Avado Brands Master After Adj.                     2,856,402.13      595,322.07

007.1049       ACH Wire Transfers                                            -               -
007.1049.01    Provident/Avado Corp                                          -               -
007.1049.02    LaSalle Dep Concentration                                     -               -
007.1050       Foothill/Avado Master                                         -               -
007.1052       Suntrust Tax Payment                                  37,329.22       37,329.22
007.1052.01    RBC/Provident Tax Settlement                                  -               -
007.1052.02    LaSalle Payroll Tax                                         .59               -
007.1052.03    LaSalle Prop Tax                                              -               -
007.1052.04    LaSalle Sales Tax                                          1.39               -
007.1052.05    SERP Distributions-LaSalle                            43,680.89       43,680.89
007.1100.SUN   Suntrust - Depository                                  9,365.81        2,721.84
007.1101.04    LaSalle Payroll                                      (24,664.29)              -
007.1101.050   RBC/Provident- ZBA DP P/R                           (287,716.64)              -
007.1101.070   RBC/Provident Avado Corp. P/R                         (5,811.23)              -
007.1101.090   RBC/Provident Hops P/R                              (128,268.27)              -
007.1101.120   RBC/Provident Canyon P/R                                      -               -
007.1102.04    LaSalle A/P                                         (353,025.22)              -
007.1102.07    RBC/Provident Avado Corp. A/P                        (17,198.87)              -
007.1104.04    LaSalle BWL                                          (37,507.31)              -
007.1125.02    LaSalle Medical Claims                                        -               -
007.1125.03    JP Morgan Medical Claims                               3,159.61        3,159.61
007.1126.02    LaSalle W/C G/L Claims                                        -               -
                                                            ------------------------------------
                                                                  2,095,747.81      682,213.63

Canyon Cafe

012.1104.01    Provident BWL                                                 -               -
012.1102.01    Provident A/P                                                 -               -
012.1100.1200  Bank One SMAS                                  1       3,473.54               -
                                                            ------------------------------------
                                                                      3,473.54               -
                                                            ------------------------------------
Total Cash Avado Brands                                           1,410,407.45      964,174.17
                                                            ====================================

               Petty Cash                                           156,987.00
                                                            -------------------
                 Total Consolidated Cash                          1,567,394.45

               Per Balance Sheet                                  1,567,395.00
                                                            -------------------
                 Unlocated Difference                                    (0.55)


                                                        Monthly Operating Report

     CASE NAME: Avado Brands, Inc.                      ACCRUAL BASIS - 6

     CASE NUMBER: 04-31555                              rwd, 11/04


                                           MONTH:   November 2004
                                                  -------------------------


PAYMENTS  TO  INSIDERS  AND  PROFESSIONALS

     OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF
COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.


                                    INSIDERS
-------------------------------------------------------------------------------
                             TYPE OF         AMOUNT         TOTAL PAID
        NAME                 PAYMENT          PAID           TO DATE
-------------------------------------------------------------------------------
1.  See Attachment
-------------------------------------------------------------------------------
2.
-------------------------------------------------------------------------------
3.
-------------------------------------------------------------------------------
4.
-------------------------------------------------------------------------------
5.
-------------------------------------------------------------------------------
6. TOTAL PAYMENTS
   TO  INSIDERS                                $0               $0
-------------------------------------------------------------------------------


                                  PROFESSIONALS
-------------------------------------------------------------------------------
                       DATE OF COURT                        TOTAL      TOTAL
                     ORDER AUTHORIZING   AMOUNT    AMOUNT   PAID      INCURRED
        NAME              PAYMENT       APPROVED    PAID   TO DATE   & UNPAID *
-------------------------------------------------------------------------------
1. See Attachments
-------------------------------------------------------------------------------
2.
-------------------------------------------------------------------------------
3.
-------------------------------------------------------------------------------
4.
-------------------------------------------------------------------------------
5.
-------------------------------------------------------------------------------
6. TOTAL PAYMENTS
   TO  PROFESSIONALS                       $0           $0        $0        $0
-------------------------------------------------------------------------------

     * INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED



POSTPETITION   STATUS  OF  SECURED  NOTES,   LEASES  PAYABLE  AND  ADEQUATE
PROTECTION PAYMENTS


                               SCHEDULED         AMOUNTS
                                MONTHLY            PAID             TOTAL
                                PAYMENTS          DURING           UNPAID
   NAME OF CREDITOR               DUE             MONTH         POSTPETITION
-------------------------------------------------------------------------------
1. DDJ DIP revolver               n/a                           $38,252,251
-------------------------------------------------------------------------------
2. Leases                      $1,569,451      $1,569,451                $0
-------------------------------------------------------------------------------
3. Adequate Protection Payments   n/a                                    $0
-------------------------------------------------------------------------------
4.
-------------------------------------------------------------------------------
5.
-------------------------------------------------------------------------------
6. TOTAL                       $1,569,451      $1,569,451       $38,252,251
-------------------------------------------------------------------------------

Avado Brands, Inc.

Payments made to insiders for the period ending November 21, 2004

                                          Non-Qualified                                                   Monthly     Cumulative
Name                    Wages   Bonuses    401K Payout     Severance    Vacation    Expenses    Other      Total        Total
-----------------------------------------------------------------------------------------------------------------------------------
Emilio Alvarez-Recio        -         -            -             -            -            -    3,500      3,500        38,000
Jerome Atkinson             -         -            -             -            -            -    3,500      3,500        42,783
William Lapham              -         -            -             -            -          325    3,500      3,825        42,023
Robert Sroka                -         -            -             -            -            -        -          -        92,895
-----------------------------------------------------------------------------------------------------------------------------------
  Subtotal BOD              -         -            -             -            -          325   10,500     10,825       215,701
-----------------------------------------------------------------------------------------------------------------------------------
Robert Andreottola     20,769         -            -             -            -        1,259        -     22,028       288,128
Mitchell Blocher        8,846         -            -             -            -           81        -      8,927        99,978
Dannie Durham               -         -            -             -            -            -        -          -             -
Don Garrison            8,462         -            -             -            -        3,546        -     12,008       133,551
Greg Graber            12,462         -            -             -            -        5,558        -     18,020       194,183
Gary Grimes            13,077    21,250            -             -            -        5,698        -     40,025       237,470
Timothy Ligon           9,846         -            -             -            -        1,910        -     11,756       134,029
Louis Profumo          23,077         -            -             -            -        1,310        -     24,387       286,642
Brett Shone             7,827         -            -             -            -        4,368        -     12,195       124,999
Percy Williams         10,000         -            -             -            -          868        -     10,868       117,721
-----------------------------------------------------------------------------------------------------------------------------------
  Subtotal Officers   114,366    21,250            -             -            -       24,598        -    160,214     1,616,701
-----------------------------------------------------------------------------------------------------------------------------------
Total Payments        114,366    21,250            -             -            -       24,923   10,500    171,039     1,832,402
===================================================================================================================================

AVADO BRANDS, INC.
8-Dec-04

---------------------------------
      80/20 PROFESSIONALS
---------------------------------
                                             Services        Services       Services       Services        Services       Services
                                           for month of    for month of   for month of   for month of    for month of   for month of
                                              Feb-04          Mar-04         Apr-04         May-04          Jun-04         Jul-04
                                              Actual          Actual         Actual         Actual          Actual         Actual
TOTAL BILLED FEES + EXPENSES
Anderson Kill & Olick, PC                    $81,055.58     $143,595.48    $119,251.05    $126,469.58      $75,278.24     $63,574.76
Cox & Smith, Inc.                           $140,302.61     $142,256.23    $183,731.84    $129,422.26     $101,851.01    $108,342.71
Miller Buckfire Lewis Ying & Co., LLC (1)   $100,000.00     $100,000.00    $120,239.64    $108,060.63     $111,957.25    $100,437.23
Munsch Hardt Kopf & Harr, PC                 $16,234.37      $15,565.16     $14,433.71     $13,632.86      $15,861.19      $7,821.32
Skadden, Arps, Slate, Meagher & Flom LLP(4) $305,748.67     $204,849.67    $161,006.67    $155,911.00     $180,510.00     $73,595.00
Ernst & Young LLP (2)                        $55,645.00      $50,000.00     $58,831.00     $53,117.00      $57,197.00     $50,082.00
------------------------------------------------------------------------------------------------------------------------------------
                                            $698,986.23     $656,266.54    $657,493.91    $586,673.33     $542,654.69    $403,853.02
------------------------------------------------------------------------------------------------------------------------------------

FEES AT 80%
Anderson Kill & Olick, PC                    $60,874.00     $104,968.00     $92,334.40      $88,996.00     $51,742.00     $50,641.60
Cox & Smith, Inc.                           $100,077.60     $108,334.80    $144,517.60      $97,206.80     $75,789.40     $82,786.40
Miller Buckfire Lewis Ying & Co., LLC (1)    $80,000.00      $80,000.00     $80,000.00      $80,000.00     $80,000.00     $80,000.00
Munsch Hardt Kopf & Harr, PC                 $12,344.00      $12,096.00      $9,724.00      $10,116.00     $12,228.00      $5,832.00
Skadden, Arps, Slate, Meagher & Flom LLP(4) $233,792.00     $147,841.00    $117,796.00     $106,888.00    $130,504.00     $49,958.40
Ernst & Young LLP (2)                        $44,516.00      $40,000.00     $40,000.00      $40,000.00     $40,000.00     $40,000.00
------------------------------------------------------------------------------------------------------------------------------------
                                            $531,603.60     $493,239.80    $484,372.00     $423,206.80    $390,263.40    $309,218.40
------------------------------------------------------------------------------------------------------------------------------------

DEFERRED FEES AT 20%
Anderson Kill & Olick, PC                    $15,218.50      $26,242.00     $23,083.60      $22,249.00     $12,935.50     $12,660.40
Cox & Smith, Inc.                            $25,019.40      $27,083.70     $36,129.40      $24,301.70     $18,947.35     $20,696.60
Miller Buckfire Lewis Ying & Co., LLC (1)    $20,000.00      $20,000.00     $20,000.00      $20,000.00     $20,000.00     $20,000.00
Munsch Hardt Kopf & Harr, PC                  $3,086.00       $3,024.00      $2,431.00       $2,529.00      $3,057.00      $1,458.00
Skadden, Arps, Slate, Meagher & Flom LLP(4)  $57,324.67      $35,835.67     $28,324.67      $26,722.00     $32,626.00     $12,489.60
Ernst & Young LLP (2)                        $11,129.00      $10,000.00     $10,000.00      $10,000.00     $10,000.00     $10,000.00
------------------------------------------------------------------------------------------------------------------------------------
                                            $131,777.57     $122,185.37    $119,968.67     $105,801.70     $97,565.85     $77,304.60
------------------------------------------------------------------------------------------------------------------------------------

EXPENSES AT 100%
Anderson Kill & Olick, PC                     $4,963.08      $12,385.48      $3,833.05      $15,224.58     $10,600.74        $272.76
Cox & Smith, Inc.                            $15,205.61       $6,837.73      $3,084.84       $7,913.76      $7,114.26      $4,859.71
Miller Buckfire Lewis Ying & Co., LLC (1)         $0.00           $0.00     $20,239.64       $8,060.63     $11,957.25        $437.23
Munsch Hardt Kopf & Harr, PC                    $804.37         $445.16      $2,278.71         $987.86        $576.19        $531.32
Skadden, Arps, Slate, Meagher & Flom LLP(4)  $14,632.00      $21,173.00     $14,886.00      $22,301.00     $17,380.00     $11,147.00
Ernst & Young LLP (2)                             $0.00           $0.00      $8,831.00       $3,177.00      $7,197.00         $82.00
------------------------------------------------------------------------------------------------------------------------------------
                                             $35,605.06      $40,841.37     $53,153.24      $57,664.83     $54,825.44     $17,330.02
------------------------------------------------------------------------------------------------------------------------------------

TOTAL PAID (80% FEES + EXPENSES)
Anderson Kill & Olick, PC                    $65,837.08     $117,353.48     $96,167.45     $104,220.58     $62,342.74     $50,914.36
Cox & Smith, Inc.                           $115,283.21     $115,172.53    $147,602.44     $105,120.56     $82,903.66     $87,646.11
Miller Buckfire Lewis Ying & Co., LLC (1)    $80,000.00      $80,000.00    $100,239.64      $88,060.63     $91,957.25     $80,437.23
Munsch Hardt Kopf & Harr, PC                 $13,148.37      $12,541.16     $12,002.71      $11,103.86     $12,804.19      $6,363.32
Skadden, Arps, Slate, Meagher & Flom LLP(4) $248,424.00     $169,014.00    $132,682.00     $129,189.00    $147,884.00     $61,105.40
Ernst & Young LLP (2)                        $44,516.00      $40,000.00     $48,831.00      $43,177.00     $47,197.00     $40,082.00
------------------------------------------------------------------------------------------------------------------------------------
                                            $567,208.66     $534,081.17    $537,525.24     $480,871.63    $445,088.84    $326,548.42
------------------------------------------------------------------------------------------------------------------------------------

CUMULATIVE PAID (80% FEES + EXPENSES)
Anderson Kill & Olick, PC                    $65,837.08     $183,190.56    $279,358.01     $383,578.59    $445,921.33    $496,835.69
Cox & Smith, Inc.                           $115,283.21     $230,455.74    $378,058.18     $483,178.74    $566,082.40    $653,728.51
Miller Buckfire Lewis Ying & Co., LLC (1)    $80,000.00     $160,000.00    $260,239.64     $348,300.27    $440,257.52    $520,694.75
Munsch Hardt Kopf & Harr, PC                 $13,148.37      $25,689.53     $37,692.24      $48,796.10     $61,600.29     $67,963.61
Skadden, Arps, Slate, Meagher & Flom LLP(4) $248,424.00     $417,438.00    $550,120.00     $679,309.00    $827,193.00    $888,298.40
Ernst & Young LLP (2)                        $44,516.00      $84,516.00    $133,347.00     $176,524.00    $223,721.00    $263,803.00
------------------------------------------------------------------------------------------------------------------------------------
                                            $567,208.66   $1,101,289.83  $1,638,815.07   $2,119,686.70  $2,564,775.54  $2,891,323.96
------------------------------------------------------------------------------------------------------------------------------------

CUMULATIVE MONTHLY DEFERRED FEES PAID
Anderson Kill & Olick, PC                    $15,218.50      $26,253.05     $23,083.60               -              -              -
Cox & Smith, Inc.                            $25,019.40      $27,083.70     $36,129.40               -              -              -
Miller Buckfire Lewis Ying & Co., LLC (1)    $20,000.00      $20,000.00     $20,000.00               -              -              -
Munsch Hardt Kopf & Harr, PC                  $3,086.00       $3,024.00      $2,431.00        2,529.00       3,057.00       1,458.00
Skadden, Arps, Slate, Meagher & Flom LLP(4)  $57,324.67      $35,835.67     $28,324.67               -              -              -
Ernst & Young LLP (2)                        $11,129.00      $10,000.00     $10,000.00               -              -              -
------------------------------------------------------------------------------------------------------------------------------------
                                            $131,777.57     $122,185.37    $119,968.67        2,529.00       3,057.00       1,458.00
------------------------------------------------------------------------------------------------------------------------------------

CUMULATIVE MONTHLY DEFERRED FEES AT 20%
Anderson Kill & Olick, PC                    $15,218.50      $41,460.50     $64,544.10      $22,249.00     $35,173.45     $47,844.90
Cox & Smith, Inc.                            $25,019.40      $52,103.10     $88,232.50      $24,301.70     $43,249.05     $63,945.65
Miller Buckfire Lewis Ying & Co., LLC (1)    $20,000.00      $40,000.00     $60,000.00      $20,000.00     $40,000.00     $60,000.00
Munsch Hardt Kopf & Harr, PC                  $3,086.00       $6,110.00      $8,541.00       $2,529.00      $5,586.00      $7,044.00
Skadden, Arps, Slate, Meagher & Flom LLP(4)  $57,324.67      $93,160.33    $121,485.00      $26,722.00     $59,348.00     $71,837.60
Ernst & Young LLP (2)                        $11,129.00      $21,129.00     $31,129.00      $10,000.00     $20,000.00     $30,000.00
------------------------------------------------------------------------------------------------------------------------------------
                                            $131,777.57     $253,962.93    $373,931.60     $105,801.70    $203,367.55    $280,672.15
------------------------------------------------------------------------------------------------------------------------------------

     (1) Miller Buckfire received $300,000 retainer 1/26/04. $150,000 applied to prepetition fees & expenses - $150,000 applied to post petition final settlement of fees & expenses - current balance of incurred but unpaid post-petition expenses - $9,581.75 - monthly fee $100,000 subject to 80/20 arrangement

     (2) EYCF fee arrangement - $75,000 first month, $50,000 subsequent months - subject to $1.8 million fee cap - engagement ended 10/10/04

     (3) FTI engaged on same terms as EYCF pending court approval effective 10/11/04

     (4) Skadden Sep & Oct 04 & FTI Oct 04 figures are estimates

     Note: This schedule is through the prior month, due to actual invoices typically lagging one month.

AVADO BRANDS, INC.
8-Dec-04

-----------------------------------
      80/20 PROFESSIONALS  (cont.)
-----------------------------------
                                                              Estimated          Estimated
                                              Services         Services          Services
                                            for month of     for month of      for month of
                                               Aug-04           Sep-04            Oct-04
                                               Actual          Act/Fcst          Act/Fcst
TOTAL BILLED FEES + EXPENSES
Anderson Kill & Olick, PC                     $71,035.03       $75,486.07      $164,637.66
Cox & Smith, Inc.                            $109,198.15       $96,400.37      $148,100.82
Miller Buckfire Lewis Ying & Co., LLC (1)    $100,420.78      $117,461.20      $101,851.98
Munsch Hardt Kopf & Harr, PC                  $21,629.16        $8,516.40       $29,527.41
Skadden, Arps, Slate, Meagher & Flom LLP(4)  $167,112.00      $130,000.00      $130,000.00
Ernst & Young LLP (2)                         $54,348.00       $50,000.00       $16,130.00
FTI (3)                                                -                -       $33,870.00
------------------------------------------------------------------------------------------------
                                             $523,743.12      $477,864.04      $624,117.87
------------------------------------------------------------------------------------------------

FEES AT 80%
Anderson Kill & Olick, PC                     $49,186.00       $58,142.80      $130,442.40
Cox & Smith, Inc.                             $80,287.60       $72,851.60      $112,496.00
Miller Buckfire Lewis Ying & Co., LLC (1)     $80,000.00       $80,000.00       $80,000.00
Munsch Hardt Kopf & Harr, PC                  $15,913.60        $6,516.00       $21,454.40
Skadden, Arps, Slate, Meagher & Flom LLP(4)  $128,832.80      $100,000.00      $100,000.00
Ernst & Young LLP (2)                         $40,000.00       $40,000.00       $12,904.00
FTI (3)                                                -                -       $27,096.00
------------------------------------------------------------------------------------------------
                                             $394,220.00      $357,510.40      $484,392.80
------------------------------------------------------------------------------------------------

DEFERRED FEES AT 20%
Anderson Kill & Olick, PC                     $12,296.50       $14,535.70       $32,610.60
Cox & Smith, Inc.                             $20,071.90       $18,212.90       $28,124.00
Miller Buckfire Lewis Ying & Co., LLC (1)     $20,000.00       $20,000.00       $20,000.00
Munsch Hardt Kopf & Harr, PC                   $3,978.40        $1,629.00        $5,363.60
Skadden, Arps, Slate, Meagher & Flom LLP (4)  $29,615.20       $20,000.00       $20,000.00
Ernst & Young LLP (2)                         $10,000.00       $10,000.00        $3,226.00
FTI (3)                                                -                -        $6,774.00
------------------------------------------------------------------------------------------------
                                              $95,962.00       $84,377.60      $116,098.20
------------------------------------------------------------------------------------------------

EXPENSES AT 100%
Anderson Kill & Olick, PC                      $9,552.53        $2,807.57        $1,584.66
Cox & Smith, Inc.                              $8,838.65        $5,335.87        $7,480.82
Miller Buckfire Lewis Ying & Co., LLC (1)        $420.78       $17,461.20        $1,851.98
Munsch Hardt Kopf & Harr, PC                   $1,737.16          $371.40        $2,709.41
Skadden, Arps, Slate, Meagher & Flom LLP (4)   $8,664.00       $10,000.00       $10,000.00
Ernst & Young LLP (2)                          $4,348.00                -                -
FTI (3)                                                -                -                -
------------------------------------------------------------------------------------------------
                                              $33,561.12       $35,976.04       $23,626.87
------------------------------------------------------------------------------------------------

TOTAL PAID (80% FEES + EXPENSES)
Anderson Kill & Olick, PC                     $58,738.53       $60,950.37      $132,027.06
Cox & Smith, Inc.                             $89,126.25       $78,187.47      $119,976.82
Miller Buckfire Lewis Ying & Co., LLC (1)     $80,420.78       $97,461.20       $81,851.98
Munsch Hardt Kopf & Harr, PC                  $17,650.76        $6,887.40       $24,163.81
Skadden, Arps, Slate, Meagher & Flom LLP(4)  $137,496.80      $110,000.00      $110,000.00
Ernst & Young LLP (2)                         $44,348.00       $40,000.00       $12,904.00
FTI (3)                                                -                -       $27,096.00
------------------------------------------------------------------------------------------------
                                             $427,781.12      $393,486.44      $508,019.67
------------------------------------------------------------------------------------------------

CUMULATIVE PAID (80% FEES + EXPENSES)
Anderson Kill & Olick, PC                    $555,574.22      $616,524.59      $748,551.65
Cox & Smith, Inc.                            $742,854.76      $821,042.23      $941,019.05
Miller Buckfire Lewis Ying & Co., LLC (1)    $601,115.53      $698,576.73      $780,428.71
Munsch Hardt Kopf & Harr, PC                  $85,614.37       $92,501.77      $116,665.58
Skadden, Arps, Slate, Meagher & Flom LLP(4)$1,025,765.20    $1,135,795.20    $1,245,795.20
Ernst & Young LLP (2)                        $308,151.00      $348,151.00      $361,055.00
FTI (3)                                                -                -       $27,096.00
------------------------------------------------------------------------------------------------
                                           $3,319,105.08    $3,712,591.52    $4,220,611.19
------------------------------------------------------------------------------------------------

CUMULATIVE MONTHLY DEFERRED FEES PAID
Anderson Kill & Olick, PC                              -                -                -
Cox & Smith, Inc.                                      -                -                -
Miller Buckfire Lewis Ying & Co., LLC (1)              -                -                -
Munsch Hardt Kopf & Harr, PC                    3,978.40                -                -
Skadden, Arps, Slate, Meagher & Flom LLP(4)            -                -                -
Ernst & Young LLP (2)                                  -                -                -
FTI (3)                                                -                -                -
------------------------------------------------------------------------------------------------
                                                3,978.40                -                -
------------------------------------------------------------------------------------------------

CUMULATIVE MONTHLY DEFERRED FEES AT 20%
Anderson Kill & Olick, PC                     $60,141.40       $74,677.10      $107,287.70
Cox & Smith, Inc.                             $84,017.55      $102,230.45      $130,354.45
Miller Buckfire Lewis Ying & Co., LLC (1)     $80,000.00      $100,000.00      $120,000.00
Munsch Hardt Kopf & Harr, PC                   $3,978.40        $1,629.00        $6,992.60
Skadden, Arps, Slate, Meagher & Flom LLP (4) $101,452.80      $121,452.80      $141,452.80
Ernst & Young LLP (2)                         $40,000.00       $50,000.00       $53,226.00
FTI (3)                                                -                -        $6,774.00
------------------------------------------------------------------------------------------------
                                             $369,590.15      $449,989.35      $566,087.55
------------------------------------------------------------------------------------------------

     (1) Miller Buckfire received $300,000 retainer 1/26/04. $150,000 applied to prepetition fees & expenses - $150,000 applied to post petition final settlement of fees & expenses - current balance of incurred but unpaid post-petition expenses - $9,581.75 - monthly fee $100,000 subject to 80/20 arrangement

     (2) EYCF fee arrangement - $75,000 first month, $50,000 subsequent months - subject to $1.8 million fee cap - engagement ended 10/10/04

     (3) FTI engaged on same terms as EYCF pending court approval effective 10/11/04

     (4) Skadden Sep & Oct 04 & FTI Oct 04 figures are estimates

     Note: This schedule is through the prior month, due to actual invoices typically lagging one month.

AVADO BRANDS, INC.
06-Dec-04

----------------------------------------
    AP Services, LLC (Alix Partners)
----------------------------------------
                                           Services       Services        Services        Services         Services      Services
                                         for month of   for month of    for month of    for month of     for month of  for month of
                                            Feb-04         Mar-04          Apr-04          May-04          Jun-04         Jul-04
TOTAL BILLED FEES + EXPENSES
AP Services (1)                          $387,302.10    $560,965.21      $457,323.90     $323,124.11     $378,647.16     $316,775.81

FEES AT 80%
AP Services (1)                          $294,532.20    $350,000.00      $343,900.20     $242,922.60     $253,747.40     $225,240.60

DEFERRED FEES AT 20%
AP Services (1)                           $73,633.05    $160,860.00       $85,975.05      $60,730.65      $63,436.85      $56,310.15

EXPENSES AT 100%
AP Services (1)                           $19,136.85     $50,105.21       $27,448.65      $19,470.86      $61,462.91      $35,225.06

TOTAL PAID (80% FEES + EXPENSES)
AP Services ($350,000 monthly cap)(1)    $313,669.05    $400,105.21      $371,348.85     $262,393.46     $315,210.31     $260,465.66

CUMULATIVE PAID (80% FEES + EXPENSES)
AP Services (1)                          $313,669.05    $713,774.26    $1,085,123.11   $1,347,516.57   $1,662,726.88   $1,923,192.54

DEFERRED FEES PAID
AP Services (1)                                    -              -                -               -               -               -

CUMULATIVE MONTHLY DEFERRED FEES AT 20%
AP Services (1)                           $73,633.05    $234,493.05      $320,468.10     $381,198.75     $444,635.60     $500,945.75


     (1) AP Services to receive monthly 80% of its total fees or $350,000, whichever is less, plus 100% of total expenses

     Note: This schedule is through the prior month, due to actual invoices typically lagging one month.

AVADO BRANDS, INC.
06-Dec-04

----------------------------------------------
    AP Services, LLC (Alix Partners) (cont.)
----------------------------------------------
                                           Services         Services        Services
                                         for month of     for month of    for month of
                                            Aug-04           Sep-04          Oct-04
TOTAL BILLED FEES + EXPENSES
AP Services (1)                          $353,260.67      $296,856.66      $310,014.38

FEES AT 80%
AP Services (1)                          $258,573.20      $223,814.60      $226,546.40

DEFERRED FEES AT 20%
AP Services (1)                           $64,643.30       $55,953.65       $56,636.60

EXPENSES AT 100%
AP Services (1)                           $30,044.17       $17,088.41       $26,831.38

TOTAL PAID (80% FEES + EXPENSES)
AP Services ($350,000 monthly cap)(1)    $288,617.37      $240,903.01      $253,377.78

CUMULATIVE PAID (80% FEES + EXPENSES)
AP Services (1)                        $2,211,809.91    $2,452,712.92    $2,706,090.70

DEFERRED FEES PAID
AP Services (1)                                    -                -                -

CUMULATIVE MONTHLY DEFERRED FEES AT 20%
AP Services (1)                          $565,589.05      $621,542.70      $678,179.30


     (1) AP Services to receive monthly 80% of its total fees or $350,000, whichever is less, plus 100% of total expenses

     Note: This schedule is through the prior month, due to actual invoices typically lagging one month.

                                                       Monthly Operating Reports

     CASE NAME: Avado Brands, Inc.                     ACCRUAL BASIS - 7

     CASE NUMBER: 04-31555                             rwd, 11/04


                                          MONTH: November 2004

QUESTIONNAIRE
                                                             YES          NO
-------------------------------------------------------------------------------
1. HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
   THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                     X
-------------------------------------------------------------------------------
2. HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
   OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                               X
-------------------------------------------------------------------------------
3. ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES,
   OR LOANS) DUE FROM RELATED PARTIES?                                      X
-------------------------------------------------------------------------------
4. HAVE ANY PAYMENTS BEEN MADE ON PREPETITION
   LIABILITIES THIS REPORTING PERIOD?                         X
-------------------------------------------------------------------------------
5. HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
   DEBTOR FROM ANY PARTY?                                                   X
-------------------------------------------------------------------------------
6. ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                             X
-------------------------------------------------------------------------------
7. ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
   PAST  DUE?                                                               X
-------------------------------------------------------------------------------
8. ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                         X
-------------------------------------------------------------------------------
9. ARE ANY OTHER POSTPETITION TAXES PAST DUE?                               X
-------------------------------------------------------------------------------
10. ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
    DELINQUENT?                                                             X
-------------------------------------------------------------------------------
11. HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
    REPORTING PERIOD?                                        X
-------------------------------------------------------------------------------
12. ARE ANY WAGE PAYMENTS PAST DUE?                                         X
-------------------------------------------------------------------------------

     IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.



INSURANCE
                                                            YES           NO
-------------------------------------------------------------------------------
1. ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND
   OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?            X
-------------------------------------------------------------------------------
2. ARE ALL PREMIUM PAYMENTS PAID CURRENT?                    X
-------------------------------------------------------------------------------
3. PLEASE ITEMIZE POLICIES BELOW.
-------------------------------------------------------------------------------

     IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.


                              INSTALLMENT PAYMENTS
-------------------------------------------------------------------------------
        TYPE  OF                                             PAYMENT AMOUNT
         POLICY            CARRIER       PERIOD COVERED        & FREQUENCY
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
    See Attachments
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------


     Explanation of "Yes" Answers:

     We have paid certain pre-petition expenses after receiving Court approval under the PACA, Beer, Wine & Liquor, Waste Service Providers, Utilities, Employee and Surety Bond Orders. Pre-petition payroll taxes have been paid.

Policy Register
AVADO BRANDS, INC.

Line of Coverage  Insurer           Term      Premium     Limits                                                     Deductible/SIR
-----------------------------------------------------------------------------------------------------------------------------------
Property          Allianz          2/16/04    $502,523    $50,000,000 Total Loss Limit                                  $ 250,000
                  Insurance Co.    2/16/05                                                                              $ 100,000
                                                          $20,000,000 Earthquake/Earth Movement (Esxcludes CA)          $ 250,000
                                                          $20,000,000 Flood, Except
                                                          $ 2,500,000 Flood 100 Yr Flood Zone - Aggregate               $ 500,000
                                                          $25,000,000 Domestic Terroism
                                                          $ 2,500,000 Newly Acquired Property (90 days)
                                                          $ 5,000,000 Builders Risk                                     $  25,000
                                                          $ 5,000,000 Ordinance or Law Coverage
                                                          $ 1,330,000 Fine Arts
                                                          $    50,000 Trees, Shrubs, Plants, and Lawns
 -----------------------------------------------------------------------------------------------------------------------------------
Boiler &          Allianz          2/16/04    Incl. in    $15,000,000 Property Damage, Business Income Extra Expense    $  10,000
Machinery         Insurance Co.    2/16/05    property    $ 1,000,000 Off Premises Service Interruption (Gas, Steam,
                                                                      Electricity, Water, A/C, Telephone)
                                                          $   500,000 Consequential Damage Spoilage                     $   5,000
                                                          $   100,000 Expediting Expense                                $   5,000
                                                          $   500,000 Ammonia Contamination
                                                          $   100,000 Water Damage
                                                          $   100,000 Hazardous Substances
------------------------------------------------------------------------------------------------------------------------------------
Automobile        American Home    2/16/04    $  5,000    $ 1,000,000 Combined Single Limit Each Occurence - Symbol 8   $   1,500
Liability         Assurance        2/16/05                $     5,000 Auto Medical Payments - Symbol 2
                                                          $    50,000 Hired Car Physical Damage
                                                          Minimum Statutory Personal Injury Protection
------------------------------------------------------------------------------------------------------------------------------------
General           American Home    2/16/04    $210,000    $10,000,000 General Aggregate Limit                           $ 500,000
Liability         Assurance        2/16/05                $ 2,000,000 Products/Completed Operations Aggr. Limit
                  Company                                 $ 1,000,000 Personal & Advertising Injury Limit
                                                          $ 1,000,000 Combined Single Limit Each Occurrence
                                                          $ 1,000,000 Fire Damage Limit, Any One Fire
                                                          $     5,000 Medical Expense
                                                          $ 1,000,000 Employee Benefits Per Coaim/Aggregate             $   1,000
                                                          $ 1,000,000 Liquor Liability Each Common Clause Limit
------------------------------------------------------------------------------------------------------------------------------------
Workers'          American Home    2/16/04    $688,936    Statutory   Coverage A-Workers Comp.                          $ 500,000
Compensation      Assurance        2/16/05                            Coverage B-Workers Comp.
                  Company                                 $ 1,000,000 Each Accident
                                                          $ 1,000,000 Each Employee/Disease
                                                          $ 1,000,000 Policy Limit/Disease
------------------------------------------------------------------------------------------------------------------------------------
Foreign           Insurance Co     2/16/04    $  2,500    General Libility
Liability         of the State     2/16/05                $ 1,000,000 Each Occurence
                  of Pennsylvania                                     Excluded Products/Completed Operations Aggregate
                                                          $ 1,000,000 General Aggregate
                                                          $ 1,000,000 Personal & Advertising Injury Limit
                                                          $    10,000 Medical Expense Limit
                                                          $    50,000 Damages to Premises Rented to you Limit
                                                          Contingent Automobile Liability
                                                          $ 1,000,000 Combined Single Limit
                                                          Travel Acidental Death and Dismemberment
                                                          $    10,000 Death Benefit Per Person
                                                          $   100,000 Death Aggregat limit of indemnity
                                                          Accidental Sickness and Medical
                                                          $     5,000 Medical Expense Per Occurence                     $     250
                                                          $    25,000 Repatriation of Mortal Remains Per Occurence
                                                          $   100,000 Medical Evacuation Expense Per Occurence
------------------------------------------------------------------------------------------------------------------------------------
Umbrella          American         2/16/04    $100,091    $40,000,000 Per Occurence                                     $  10,000
Liability         International    2/16/05                $40,000,000 Products/Completed Operations Aggregate
                  South Insurance                         $40,000,000 General Aggregate
                  Company
------------------------------------------------------------------------------------------------------------------------------------
Fiduciary         Federal          8/01/03    $  9,828    $ 2,000,000 Each Loss                                         $  50,000
Liability         Insurance        12/31/04   $  4,088    $ 2,000,000 Each Policy Period                                $ 100,000
                  Company                     Extension
------------------------------------------------------------------------------------------------------------------------------------
Directors &       American         8/01/03    $485,000    $10,000,000 Each Loss, Each Director/Officer                  $ 500,000
Officers          International    12/31/04   $225,000    $    50,000 Crisis Fund                                       $ 250,000
                  South Insurance             Extension
                  Company
------------------------------------------------------------------------------------------------------------------------------------
Excess Directors  Federal          8/01/02    $210,975    $5,000,000 Excess of $10,000,000
& Officers        Insurance Co.    12/31/04   $ 97,870
------------------------------------------------------------------------------------------------------------------------------------
Excess Directors  Speciality       8/1/03     $196,000    $5,000,000 Excess of $15,000,000
& Officers        Insurance Co.    12/31/04   $ 90,925
------------------------------------------------------------------------------------------------------------------------------------
Crime             Federal          8/01/04    $ 51,070    $5,000,000 Employee Theft                                     $ 200,000
                  Insurance        8/01/05                $5,000,000 Premises Coverage
                  Company                                 $5,000,000 Transit Coverage
                                                          $5,000,000 Depositor's Forgery
                                                          $5,000,000 Computer Funds Transfer Fraud
                                                          $5,000,000 Money Order & Counterfeit Fraud Coverage
                                                          $5,000,000 Credit Card Fraud Coverage
------------------------------------------------------------------------------------------------------------------------------------
Special Crime     Federal          8/01/04    $  5,000    $5,000,000 Kidnap/Ransom and Extortion                        $       0
                  Insurance        8/01/05                $5,000,000 Custody Coverage
                  Company                                 $5,000,000 Expense Coverage
                                                          $  250,000 Sublimit for Recall Expenses
                                                          $   50,000 Sublimit for Rest and Rehabilitation Expenses
                                                          $  250,000 Accidental Loss Coverage - Loss of Life Benefit
                                                          $  500,000 Accidental Loss Coverage - Event Benefit Amount
                                                                 25% Mutilation (% of Loss of Life Benefit)
                                                                 50% Accidental Loss other than Mutilation/Loss of Life
                                                          $  250,000 Legal Liability Costs Coverage
------------------------------------------------------------------------------------------------------------------------------------
Employment        National Union   8/01/04    $161,500    $5,000,000 Aggregate                                          $1,000,000
Practices         Fire Insurance   8/01/05                                                                8/1/2002 Continuity Date
Liability         Company of
                  Pittsburgh, PA
------------------------------------------------------------------------------------------------------------------------------------

                      Commercial Premium Finance Agreement
                             AFCO PREMIUM CREDIT LLC
          A Joint Venture of AFCO Credit Corporation and Marsh USA Inc.
             2951 FLOWERS ROAD SOUTH, SUITE #132, ATLANTA, GA 30341
                     TEL. NOS. (770) 455-4850 (800) 288-5410
-------------------------------------------------------------------------------
Agent (Name and Address)       Insured (Name and Address as shown on the policy)


MARSH USA INC                  AVADO BRANDS, INC.
Attn:  ERIN MAURER             Attn:  MR. TIM LIGON
3475 PIEDMONT ROAD STE 1200    HANCOCK AT WASHINGTON
ATLANTA, GA  30305             MADISON, GA  30650
(404) 760-0112                 (706) 342-4552

A)  Total Premiums          B)  Down Payment        C)  Amount Financed        D)  Finance Charge         E)  Total Payments
--------------------------- ----------------------- -------------------------- -------------------------- -------------------------
    1,509,050.00                528,168.00              980,882.00                 12,298.79                  993,180.79
--------------------------- ----------------------- -------------------------- -------------------------- -------------------------
F)  Annual Percentage Rate      No. of Payments         Amount of Payments         First Installment Due      Installment Due Dates
--------------------------- ----------------------- -------------------------- -------------------------- -------------------------
    3.750%                      7 (Monthly)             141,882.97                 03/16/2004                 16th
--------------------------- ----------------------- -------------------------- -------------------------- -------------------------

                              SCHEDULE OF POLICIES
---------------------------------------------------------------------------------------------------------------------
Effective Date      Name of Insurance Company and Name and Address of     Type of       Months          Premium $
of Policy/Inst.     General or Policy Issuing Agent or Intermediary       Coverage     Covered
---------------------------------------------------------------------------------------------------------------------
02/16/2004          ALLIANZ INS CO                                           PROP         12            502,122.00
                                                                             TAX          Ref               401.00
02/16/2004          AMERICAN HOME ASSUR CO                                   XSLB         12            210,000.00
02/16/2004          AMERICAN HOME ASSUR CO                                    WC          12            688,936.00
02/16/2004          INSURANCE CO OF THE STATE OF PA                          FRLB         12              2,500.00
02/16/2004          AMERICAN INT'L SOUTH INS CO                              UMB          12            100,091.00
02/16/2004          AMERICAN HOME ASSUR CO                                   AUTO         12              5,000.00


                    ($2,500.00 TME)
---------------------------------------------------------------------------------------------------------------------

     (1) DEFINITIONS: The above named insured ("the insured") is the debtor. AFCO Premium Credit LLC ("AFCO"), a joint venture of AFCO Credit Corporation and Marsh USA Inc., is the lender to whom the debt is owed. "Insurance company" or "company", "insurance policy" or "policy" and "premium" refer to those items listed under the "Schedule of Policies". Singular words mean plural and vice-versa as may be required in order to give the agreement meaning. For New York insureds, services for which any charge pursuant to Insurance Law, Section 2119, is imposed, are in connection with obtaining and servicing the policies listed herein. NOTICE: 1. Do not sign this agreement before you read it or if it contains any blank space. 2. You are entitled to a completely filled in copy of this agreement. 3. Under the law, you have the right to pay off in advance the full amount due and under certain conditions to obtain a partial refund of the service charge.

     INSURED AGREES TO THE TERMS SET FORTH ABOVE AND ON THE LAST PAGEOF THIS AGREEMENT

_________________  X___________________________   _____________    ____________
INSURED'S  NAME     SIGNATURE OF INSURED OR       TITLE            DATE
                    AUTHORIZED REPRESENTATIVE

                         AGENT OR BROKER REPRESENTATIONS

     The undersigned warrants and agrees: 1. The policies are in full force and effect and the information in the Schedule of Policies and the premiums are correct. 2. The insured has authorized this transaction and recognizes the security interest assigned herein and has received a copy of this agreement. 3. To hold in trust for AFCO any payments made or credited to the insured through or to the undersigned, directly or indirectly, actually or constructively by the insurance companies or AFCO and to pay the monies as well as any unearned commissions to AFCO upon demand to satisfy the outstanding indebtedness of the insured. Any lien the undersigned has or may acquire in the return premiums arising out of the listed insurance policies is subordinated to AFCO's lien or security interest therein. 4. The policies comply with AFCO's eligibility requirements.  5. No audit or  reporting  form  policies,  policies  subject  to retrospective rating or minimum earned premium are included. The deposit or provisional premiums are not less than anticipated premiums to be earned for the full term of the policies. 6. The policies can be cancelled by the insured and the unearned premiums will be computed on the standard short-rate or pro-rata table. 7. The undersigned represents that a proceeding in bankruptcy, receivership, or insolvency has not been instituted by or against the named insured.

      IF THERE ARE ANY EXCEPTIONS TOTHE ABOVE STATEMENTS PLEASE LIST BELOW:

     THE UNDERSIGNED FURTHER WARRANTS THAT IT HAS RECEIVED THE DOWN PAYMENT AND ANY OTHER SUMS DUE AS REQUIRED BY THE AGREEMENT AND IS HOLDING SAME OR THEY ARE ATTACHED TO THIS AGREEMENT

___________________   X_____________________________   ___________   _________
AGENT OR BROKER        SIGNATURE OF AGENT OR BROKER    TITLE         DATE


     (2)   ASSIGNMENT  OF  AGREEMENT:   This  agreement  will  be  assigned  and
transferred to and serviced by AFCO Credit Corporation.

     (3) LIMITED POWER OF ATTORNEY: The insured irrevocably appoints AFCO as its attorney in fact with full authority to cancel the insurance policies for the reasons stated in paragraph (15), and to receive all sums assigned to AFCO or in which it has granted AFCO a security interest. AFCO may execute and deliver on the insured's behalf all documents, instruments of payment, forms, and notices of any kind relating to the insurance policies in furtherance of this agreement.

     (4) PROMISE OF PAYMENT: The insured requests that AFCO pay the premiums in the Schedule of Policies. The insured promises to pay to AFCO the amount stated in Block E above according to the payment schedule, subject to the remaining terms of this agreement.

     (5) SECURITY INTEREST: The insured assigns to AFCO as security for the total amount payable in this agreement and all unearned premiums and dividends which may become payable under the insurance policies for whatever reason and loss payments which reduce the unearned premiums subject to any mortgagee or loss payee interests. The insured gives to AFCO a security interest in all items mentioned in this paragraph. The insured further grants to AFCO its interest which may arise under any state insurance guarantee fund relating to any policy shown in the Schedule of Policies.

     (6) WARRANTY OF ACCURACY: The insured warrants to AFCO that the insurance policies listed in the Schedule have been issued to the insured and are in full force and effect and that the insured has not assigned any interest in the policies except for the interest of mortgagees and loss payees. The insured authorizes AFCO to insert or correct on this agreement, if omitted or incorrect, the insurer's name, the policy numbers, and the due date of the first installment. AFCO is permitted to correct any obvious errors. In the event of any change or insertion, AFCO will give the insured written notice of those changes or corrections made in accordance with this provision.

     (7) REPRESENTATION OF SOLVENCY: The insured represents that the insured is not insolvent or presently the subject of any insolvency proceedings.

     (8) ADDITIONAL PREMIUMS: The money paid by AFCO is only for the premium as determined at the time the insurance policy is issued. The insured agrees to pay the company any additional premiums which become due for any reason. AFCO may assign the company any rights it has against the insured for premiums due the company in excess of the premiums returned to AFCO.

     (9) SPECIAL INSURANCE POLICIES: If the insurance policy issued to the insured is auditable or is a reporting form policy or is subject to retrospective rating, then the insured promises to pay to the insurance company the earned premium computed in accordance with the policy provisions which is in excess of the amount of premium advanced by AFCO which is in excess of the amount of premium advanced by AFCO which the insurance company retains.

     (10) NAMED INSURED: If the insurance policy provides that the first named insured in the policy shall be responsible for payment of premiums and shall act on behalf of all other insureds with respect to any actions relating to the policy, then the same shall apply to this agreement. If such is not the case, then all insureds' names must be shown on this agreement unless a separate agreement specifies one insured to act in all matters for the others.

     (11) FINANCE CHARGE: The finance charge shown in block D begins to accrue as of the earliest policy effective date unless otherwise indicated in the Schedule of Policies.

     (12) AGREEMENT BECOMES A CONTRACT: This agreement becomes a binding contract when AFCO mails a written acceptance to the insured.

     (13) DEFAULT CHARGES: If the insured is late in making an installment payment to AFCO by more than the number of days specified by law the insured will pay to AFCO a delinquency charge not to exceed the maximum charge permitted by law.

     (14) DISHONORED CHECK: If an insured's check is dishonored for any reason and if permitted by law, the insured will pay to AFCO a fee for expenses in processing that check not to exceed the amount permitted by law.

     (15) CANCELLATION: AFCO may cancel the insurance policies after giving any required statutory notice and the unpaid balance due to AFCO shall be immediately payable by the insured if the insured does not pay any installment according to the terms of this agreement. AFCO at its option may enforce payment of this debt without recourse to the security given to AFCO. If cancellation occurs, the borrower agrees to pay a finance charge on the balance due at the contract rate of interest until that balance is paid in full or until such other date as required by law.

     (16) CANCELLATION CHARGES: If AFCO cancels any insurance policy in accordance with the terms of this agreement, then the insured will pay AFCO a cancellation charge, if permitted, up to the limit specified by law.

     (17) MONEY RECEIVED AFTER NOTICE OF CANCELLATION: Any payments made to AFCO after AFCO's notice of cancellation of the insurance policy has been mailed may be credited to the insured's account without affecting the acceleration of this agreement and without any liability or obligation on AFCO's part to request reinstatement of a cancelled insurance policy. Any money AFCO receives from an insurance company shall be credited to the amount due AFCO with any surplus being paid over to whomever is entitled to the money. No refund of less than $1.00 shall be made. In the event that AFCO does request, on the insured's behalf, a reinstatement of the policy, such request does not guarantee that coverage under the policy will be reinstated or continued.

     (18) ATTORNEY FEES - COLLECTION EXPENSE: If, for collection, this agreement is placed in the hands of an attorney who is not a salaried employee of AFCO, then the insured agrees to pay reasonable attorney fees and costs including those in the course of appeal as well as other expenses, as permitted by law or granted by the court.

     (19) REFUND CREDITS: The insured will receive a refund credit of the finance charge if the account is voluntarily prepaid in full prior to the last installment due date as required or permitted by law. Any minimum or fully earned fees will be deducted as permitted by law.

     (20) INSURANCE AGENT OR BROKER: The insurance agent or broker named in this agreement is the insured's agent, not AFCO's, and AFCO is not legally bound by anything the agent or broker represents to the insured orally or in writing.

     (21) NOT A CONDITION OF OBTAINING INSURANCE: This agreement is not required as a condition of the insured obtaining insurance coverage.

     (22) SUCCESSORS AND ASSIGNS: All legal rights given to AFCO shall benefit AFCO's successors and assigns. The insured will not assign the policies without AFCO's written consent except for the interest of mortgagees and loss payees.

     (23) LIMITATION OF LIABILITY: The insured agrees that AFCO's liability for breach of any of the terms of this agreement or the wrongful exercise of any of its powers shall be limited to the amount of the principal balance outstanding except in the event of gross negligence or willful misconduct.

     (24) ENTIRE DOCUMENT - GOVERNING LAW: This document is the entire agreement between AFCO and the insured and can only be changed in writing and signed by both parties except as stated in paragraph (6). The laws of the state indicated in the insured's address as set forth in the Schedule will govern this agreement unless stated in that Schedule.